UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. 1)

Filed by the registrant:                        /x/

Filed by a party other than the registrant:     / /

Check the appropriate box:
      / /   Preliminary proxy statement
      / /   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      /x/   Definitive proxy statement
      / /   Definitive additional materials
      / /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         CALIFORNIA INVESTMENT TRUST II
                     ---------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
      /x/   No fee required.
      / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

            (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

            (2)   Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

            (5)   Total fee paid:


      / /   Fee paid previously with preliminary materials.

      / /   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:
            (2)   Form, Schedule or Registration Statement No.:
            (3)   Filing Party:
            (4)   Date Filed:

                     CALIFORNIA INVESTMENT TRUST FUND GROUP
                        44 MONTGOMERY STREET, SUITE 2100
                             SAN FRANCISCO, CA 94104

                                  April 3, 2006

Dear Shareholder:

            Enclosed are proxy materials related to your shares in a fund of the California Investment Trust Fund Group (the "Group"). Please take a few minutes to read the proxy statement and cast your vote. Your vote must be received by no later than May 11, 2006, in order to be cast at the Special Shareholders Meeting on May 12, 2006. The meeting will begin at 10:00 a.m., Mountain Time, at the offices of ALPS Mutual Fund Services, Inc., the Funds' transfer agent and fund accountant, at 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

            The proxy statement attached requests your vote to elect six trustees for the Group to serve for an indefinite term. Three of the Group's current four trustees were previously elected by the shareholders and you would be re-electing them. One current Trustee was previously appointed to fill a vacancy in 2001 and two independent Trustee nominees are being recommended for election to serve as additional Board members to fill two new Board seats. You would be electing that Trustee and those nominees for the first time.

            You are also being asked to approve new investment management agreements between the Group and CCM Partners, the Group's investment adviser. There will be no change in the advisory fee. The new investment advisory agreements between each Fund and CCM would clarify the services that CCM is responsible for providing under the management agreements currently in effect and that that non-investment management services that were not clearly covered under the current management agreements are, in fact, not covered as part of the advisory arrangements between CCM and the Funds.

            Finally, you are being asked to approve an Agreement and Plan of Reorganization that provides for the reorganization of each Trust from a Massachusetts business trust into a single Delaware statutory trust. The proposed reorganization provides an opportunity for the Fund group to achieve operational efficiencies and savings by eliminating the duplication associated with operating two separate Trusts. In addition, Funds that are formed as Delaware statutory trusts are granted a significant amount of operational flexibility, resulting in additional efficiencies of operation that may translate into savings for the Funds.

            Please review the enclosed material and complete, sign, date and return the enclosed Proxy Card(s). It is important that you submit your vote to ensure that your shares are represented at the Special Meeting. If you have any questions about the proxy, please call us at (800) 225-8778.

            The Trustees have carefully reviewed the proposals and unanimously recommend that you approve them. Your vote is important for the proper administration of the Group. Thank you in advance for your participation and prompt response in this matter.

                                                          Sincerely,

                                                          Stephen C. Rogers
                                                          Chairman and President
Enclosures

                                          CALIFORNIA INVESTMENT TRUST FUND GROUP

   California Tax-Free Income Fund               S&P 500 Index Fund               U.S. Government Securities Fund
California Insured Intermediate Fund            S&P MidCap Index Fund            The United States Treasury Trust
California Tax-Free Money Market Fund          S&P SmallCap Index Fund            Short-Term U.S. Government Bond
                                                 Equity Income Fund                            Fund
                                            European Growth & Income Fund
                                                Nasdaq-100 Index Fund
                                           -----------------------------
                                         44 Montgomery Street, Suite 2100
                                              San Francisco, CA 94104
                                                  (800) 225-8778

--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             To be held May 12, 2006
--------------------------------------------------------------------------------

To the Shareholders:

            A Special Meeting of Shareholders of each Fund listed above will be held on May 12, 2006 at 10:00 a.m., mountain time, at the offices of ALPS Mutual Fund Services, Inc., the Funds' transfer agent and fund accountant, at 1625 Broadway, Suite 2200, Denver, Colorado, 80202, for the following purposes:

            1. To elect six trustees to serve until their successors are elected and qualified;

            2. To approve new Investment Advisory Agreements between each Trust, on behalf of their respective Funds, and CCM Partners ("CCM"), with no change in the advisory fee payable to CCM;

            3. To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Trust from a Massachusetts business trust into a single Delaware statutory trust.

            4. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

            Shareholders of record at the close of business on February 28, 2006 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, please complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                        By Order of the Board of Trustees

                                        Stephen C. Rogers, Secretary
                                        April 3, 2006

                                      CALIFORNIA INVESTMENT TRUST FUND GROUP

   California Tax-Free Income Fund               S&P 500 Index Fund               U.S. Government Securities Fund
California Insured Intermediate Fund            S&P MidCap Index Fund            The United States Treasury Trust
California Tax-Free Money Market Fund          S&P SmallCap Index Fund            Short-Term U.S. Government Bond
                                                 Equity Income Fund                            Fund
                                            European Growth & Income Fund
                                                Nasdaq-100 Index Fund

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             To be held May 12, 2006
--------------------------------------------------------------------------------

            A Special Meeting (the "Meeting") of Shareholders of each Fund listed above will be held on May 12, 2006 at 10:00 a.m., mountain time, at the offices of ALPS Mutual Fund Services, Inc., the Funds' transfer agent and fund accountant, at 1625 Broadway, Suite 2200, Denver, Colorado, 80202, for the following purposes:

            1. To elect six trustees to serve until their successors are elected and qualified;

            2. To approve new Investment Advisory Agreements between each Trust, on behalf of their respective Funds, and CCM Partners ("CCM"), with no change in the advisory fee payable to CCM;

            3. To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Trust from a Massachusetts business trust into a single Delaware statutory trust.

            4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

            This proxy statement was first mailed to shareholders on or about April 6, 2006.

            This is a combined proxy statement for all of the Funds. Each Fund is a series of California Investment Trust or of California Investment Trust II, each of which is a registered investment company (each investment company is referred to in this proxy as a "Trust" and, collectively, as the "Trusts"). The following table identifies the Trusts to which this proxy relates and the Funds that are series thereof:

California Investment Trust               California Investment Trust II

California Tax-Free Income Fund           S&P 500 Index Fund
California Insured Intermediate Fund      S&P MidCap Index Fund
California Tax-Free Money Market Fund     S&P SmallCap Index Fund
                                          Equity Income Fund
                                          European Growth & Income Fund
                                          Nasdaq-100 Index Fund
                                          U.S. Government Securities Fund
                                          The United States Treasury Trust
                                          Short-Term U.S. Government Bond Fund

            As illustrated in the following table, all shareholders of all Funds who were shareholders of record on the Record Date will be asked to vote at the Meeting on all Proposals described in this proxy statement:

Fund                                                                    Proposal 1      Proposal 2      Proposal 3
----                                                                    ----------      ----------      ----------
California Tax-Free Income Fund ("Income Fund")                             |X|            |X|             |X|
California Insured Intermediate Fund ("Insured Fund")                       |X|            |X|             |X|
California Tax-Free Money Market Fund ("Money Fund")                        |X|            |X|             |X|
U.S. Government Securities Fund ("Government Fund")                         |X|            |X|             |X|
The United States Treasury Trust ("Treasury Trust")                         |X|            |X|             |X|
Short-Term U.S. Government Bond Fund ("Short-Term Government Fund")         |X|            |X|             |X|
S&P 500 Index Fund ("500 Fund")                                             |X|            |X|             |X|
S&P  MidCap Index Fund ("MidCap Fund")                                      |X|            |X|             |X|
S&P  SmallCap Index Fund ("SmallCap Fund")                                  |X|            |X|             |X|
Equity Income Fund ("Equity Income Fund")                                   |X|            |X|             |X|
European Growth & Income Fund ("Euro Fund")                                 |X|            |X|             |X|
Nasdaq-100 Index Fund ("Nasdaq-100 Fund")                                   |X|            |X|             |X|

                              SUMMARY OF PROPOSALS

      While you should read the full text of the Proxy Statement, here's a brief summary of each of the proposals and how they will affect the Trusts and the Funds.

Proposal 1 (All shareholders)

      Under this proposal, the Board recommends that you elect six individuals to Board of Trustees of the Trusts (the "Boards"). The nominees are Stephen C. Rogers, Harry Holmes, John B. Sias, James W. Miller, Jr., Kevin
      T. Kogler and Stephen H. Sutro. If the slate of nominees is elected, the Board of each Trust will consist of six Trustees, one of whom will be an "interested person" of the Trusts, because of his positions with CCM.

Proposal 2 (All shareholders)

      Under this proposal, the Boards recommend that you approve new investment advisory agreements between each Trust, on behalf of their respective Funds, and CCM, that would clarify the services that CCM is responsible for providing under the management agreements currently in effect. As more fully described in this proxy statement, the proposed amendment will clarify which non-investment management services are, in fact, covered as part of the advisory arrangements between CCM and the Funds.

Proposal 3 (All shareholders)

      Under this proposal, the Boards recommend that you approve an Agreement and Plan of Reorganization that provides for the reorganization of each Trust from a Massachusetts business trust into a single Delaware statutory trust. As more fully described in this proxy statement, the Boards believe that the proposed reorganization provides an opportunity for the Fund group to achieve operational efficiencies and savings by eliminating the duplication and regulatory and administrative burdens associated with operating two separate Trusts. In addition, Funds that are formed as Delaware statutory trusts under the Delaware Statutory Trust Act are granted a significant amount of operational flexibility, resulting in additional efficiencies of operation that may translate into savings for the Funds.

      The Board of Trustees recommends that you vote FOR each proposal.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

Why is the Fund seeking to elect Trustees?

            The Board of Trustees of each Trust is currently comprised of four individuals, three of whom were elected by the shareholders and one of whom was appointed by each Board to fill an interim vacancy. A majority of the individuals serving on each Board of Trustees are required by the Investment Company Act of 1940 (the "1940 Act") to have been elected by Shareholders. That is currently the case with the Board of Trustees of each Trust. In the event of a future vacancy on the Board of Trustees, however, the Board would not be able to fill that vacancy or add another independent Trustee by appointment. Its authority to do so under the Declaration of Trust and Bylaws of each Trust would be limited by the 1940 Act, which permits such an appointment, with certain exceptions, only when, after giving effect to the appointment, two thirds of the Trustees would have been elected by the shareholders. In addition, the Board of Trustees proposes to expand to six total members and add two additional Trustees who are not "interested persons" as that term is defined in the 1940 Act ("Independent Trustees") of each Trust. The Board has nominated for election by shareholders two individuals to serve as the two new Independent Trustees.

            Consequently, one purpose of the Meeting is to elect or re-elect, as the case may be, all four current Trustees of each Trust's Board of Trustees and to elect the two nominees as additional Independent Trustees of each Trust's Board. If elected, each will serve on the respective Boards for an indefinite term, so that any future additions that need to be made to the Board can be handled by the Trustees by appointment.

How were the nominees selected?

            The Trusts do not have formal standing nominating committees, and accordingly do not have charters for such committees. Instead, in the view of the Board of Trustees of each Trust, it is appropriate for the Independent Trustees of each Board to be collectively responsible for the selection, evaluation and nomination of independent trustee candidates. During a search process, the Independent Trustees may consult with the interested Trustee on suggestions of potential candidates. In evaluating the nominees submitted for election in this Proxy Statement, the Independent Trustees of each Board considered a variety of factors, including, as appropriate:

            o the candidate's ability to qualify as an independent director for purposes of the 1940 Act, the candidate's independence from each Trust's service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

            o the candidate's knowledge in matters relating to the investment company industry;

            o any experience possessed by the candidate as a director or senior officer of public or private companies;

            o     the candidate's educational background;

            o the candidate's reputation for high ethical standards and personal and professional integrity;

            o any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement each Board's existing mix of skills and qualifications;

            o the candidate's perceived ability to contribute to the ongoing functions of each Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of each Board; and

            o such other factors as each Board determined to be relevant in light of the existing composition of each Board of Trustees.

            Prior to making a final recommendation to each Board, the Independent Trustees reviewed the qualifications of other possible candidates and determined that the two nominated individuals possessed outstanding qualifications and offered the best fit with the current Board. One or more of the Independent Trustees of each Board met with each of Messrs. Kogler and Sutro before recommending to each Board of Trustees that they each be nominated to stand for election as an Independent Trustee of each Board.

            As nominees for election to the Board of Trustees of each Trust, each of Messrs. Kogler and Sutro has consented to be named in this Proxy Statement and to serve as a Trustee if elected. None of the members of the Board of Trustees of either Trust has any reason to believe that either nominee will become unavailable for election as a Trustee.

Who are the new nominees for Trustees and who are the current Trustees and officers of each Trust?

            Listed below are the names, ages, business experience during the past five years and other directorships of the current trustees and nominees for new trustees (as furnished to the Trusts). The address of all Trustees, nominees and officers is California Investment Trust Fund Group, P.O. Box 387, San Francisco, CA 94104. The Trustees of each Trust are identical.

Trustee who is an interested person:

                                                                                                             Number of Portfolios
                                Position and     Term of Office       Principal Occupation(s) (including       in Fund Complex
                                Offices with     and Length of             any other directorships)          Overseen by Trustee
Name and Date of Birth           the Trusts       Time Served              within the Past 5 Years                or Nominee
----------------------           ----------       -----------              -----------------------                ----------
*Stephen C. Rogers              Chairman,         Indefinite/       Chief Executive Officer, CCM                      12
(06/27/66)                      President,        Served as         Partners, 1999 to present; Chief
                                Secretary and     trustee since     Operating Officer, CCM Partners 1997
                                Trustee           1998              to 1999, Administrative Officer, CCM
                                                                    Partners 1994-1997; Marketing
                                                                    Representative, CCM Partners, 1993 to
                                                                    1994.

*Mr. Rogers is considered to be an interested person of each Trust, as defined under Section 2(a)(19) of the 1940 Act, because of his relationship and position with CCM.

Trustees and nominees who are not interested persons:

                                                                                                             Number of Portfolios
                                Position and     Term of Office       Principal Occupation(s) (including       in Fund Complex
                                Offices with     and Length of             any other directorships)          Overseen by Trustee
Name and Date of Birth           the Trusts       Time Served              within the Past 5 Years                or Nominee
----------------------           ----------       -----------              -----------------------                ----------
Harry Holmes                    Trustee           Indefinite/       Principal, Harry Holmes & Associates              12
(12/5/25)                                         Served as         (consulting); President and Chief
                                                  trustee since     Executive Officer, Aspen Skiing
                                                  1985              Company, 1982-1984; President and
                                                                    Chief Executive Officer, Pebble Beach
                                                                    Company (property management),
                                                                    1973-1984.

John B. Sias                    Trustee           Indefinite/       Director Enzo Biochem, Inc., 1982 to              12
(01/22/27)                                        Served as         present: Chairman, President and CEO,
                                                  trustee since     Chronicle Publishing Company, 1993 to
                                                  1990              2000;   Executive Vice President,
                                                                    Capital Cities/ABC Inc. and
                                                                    President, ABC Network T.V. Group,
                                                                    1986 to 1992.

James W. Miller, Jr.            Trustee           Indefinite/       Vice President, Jones Lange LaSalle               12
(05/28/66)                                        Served as         Americas, Inc. 1999 to present;
                                                  trustee since     Associate, Orrick Herrington &
                                                  2001              Sutcliffe LLP (law firm), 1996-1999;
                                                                    Associate, Gordon & Rees LLP (law
                                                                    firm), 1992-1993

Kevin T. Kogler                 Nominee for       Indefinite**      Senior Vice President, Technology                12**
(2/21/66)                       Trustee                             Investment Banking, Friedman Billings
                                                                    Ramsey, 2003 to present; Director,
                                                                    Technology Investment Banking,
                                                                    Salomon Smith Barney, 2001-2002;Vice
                                                                    President, Technology Investment
                                                                    Banking, CS First Boston/Donaldson
                                                                    Lufkin & Jenrette, 1997-2001;
                                                                    Associate, PaineWebber, Inc.,
                                                                    1995-1997

Stephen H. Sutro                Nominee for       Indefinite**      Partner, Duane Morris LLP (law firm),            12**
(04/09/69)                      Trustee                             2003 to present; Associate, Duane
                                                                    Morris LLP, 2000-2002; Associate,
                                                                    Hancock Rothert & Bunshoft LLP (law
                                                                    firm), 1994-1999

**The Information furnished indicates the responses that would be disclosed in the event the nominees are elected by shareholders.

Officers of the Trust:

            The affiliations of the officers and their principal occupations for the past five years are listed below. Information as to Mr. Rogers, President and Secretary of the Trusts, is provided above. The officers of each Trust are identical.

                                   Position and      Term of Office
                                 Offices with the     and Length of                    Principal Occupation(s)
Name and Date of Birth                Trusts           Time Served                     within the Past 5 Years
----------------------                ------           -----------                     -----------------------
Michael O'Callaghan                Chief Compliance    Elected            Chief Compliance Officer, CIT Funds, 2004 to present;
(07/14/67)                         Officer             annually/          Fund Operations, CCM Partners, 2003 -2004; Senior Tax
                                                       Since 2004         and Financial Reporting Analyst, Dresdner RCM Global
                                                                          Investors, 2000-2003;

Christopher P. Browne              Treasurer           Elected            Portfolio Manager, CIT Funds, 2004 to present; Manager,
(02/07/67)                                             annually/          Autodesk, 2000-2004; Principal, Baystar Capital,
                                                       Since 2004         1998-2004

            Listed below is a dollar range of equity holdings in the respective Funds beneficially owned by each Trustee and nominee as of the Record Date:

Name of Trustee or Nominee    Income Fund     Insured Fund        Money Fund     Govt. Fund    Nasdaq-100 Fund     Treasury Trust
--------------------------    -----------     ------------        ----------     ----------    ---------------     --------------
Stephen C. Rogers ........       None             None         $50,001-$100,000     None      $50,001-$100,000     $10,001-$50,000
Harry Holmes .............       None             None               None           None            None                None
John B. Sias .............       None             None               None           None            None           Above $100,000
James W.  Miller, Jr. ....       None             None         $10,001-$50,000      None       $10,001-$50,000       $1-$10,000
Kevin T. Kogler ..........       None          $1-$10,000            None           None      $50,001-$100,000          None
Stephen H. Sutro .........       None             None               None           None            None                None

                                                                                 Equity Income     Short-Term
Name of Trustee or Nominee     500 Fund        MidCap Fund      SmallCap Fund         Fund         Govt. Fund         Euro Fund
--------------------------     --------        -----------      -------------         ----         ----------         ---------
Stephen C. Rogers ........  $10,001-$50,000  Above $100,000     Above $100,000  $50,001-$100,000 $50,001-$100,000   $50,001-$100,000
Harry Holmes .............       None             None               None        Above $100,000       None               None
John B. Sias .............       None         Above $100,000         None             None            None               None
James W.  Miller, Jr. ....  $10,001-$50,000  $50,001-$100,000  $50,001-$100,000       None       $10,001-$50,000    $10,001-$50,000
Kevin T. Kogler ..........  Above $100,000        None         $50,001-$100,000       None            None               None
Stephen H. Sutro .........       None             None               None             None            None               None

            Listed below is an aggregate dollar range of equity securities in the Trusts and Fund Complex beneficially owned by each Trustee and nominee as of the Record Date:

Name of Trustee or Nominee                 CIT                     CIT II                CIT Fund Group
--------------------------                 ---                     ------                --------------
Stephen C. Rogers ...........        $50,001-$100,000          Above $100,000            Above $100,000
Harry Holmes ................              None                Above $100,000            Above $100,000
John B. Sias ................              None                Above $100,000            Above $100,000
James W.  Miller, Jr. .......        $10,001-$50,000           Above $100,000            Above $100,000
Kevin T. Kogler .............           $1-$10,000             Above $100,000            Above $100,000
Stephen H. Sutro ............              None                     None                      None

Additional Information Regarding each Board of Trustees

            Each Board met five times during the fiscal year ended August 31, 2005. All of the Trustees then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees held during the fiscal year. Currently, each Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

            Audit Committee. Each Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Holmes, Sias, and Miller). Each Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended August 31, 2005, there were two meetings of each Audit Committee. Each Audit Committee operates under a written charter (the "Audit Committee Charter"). Each Audit Committee Charter is attached hereto as Appendix A.

            Each Audit Committee normally meets at least once during each full fiscal year with representatives of the independent auditors in a separate executive session to discuss and review various matters. The members of each Audit Committee are not professionally engaged in the practice of auditing or accounting. In the performance of its oversight function, the Audit Committee has considered and discussed the Funds' audited financial statements with management and the independent auditors of the Fund. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors the independence of the independent auditors.

            Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of each Trust that the audited financial statements of the Funds be included in each Trust's annual report to shareholders for the fiscal year ended August 31, 2005.

            Pricing Committee. The Board has a Pricing Committee, comprised of one Trustee of the Trust, certain officers of the Trust and of the CCM, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. During the fiscal year ended August 31, 2005, there were eleven meetings of the Pricing Committee.

            As shown on the following table, the Funds pay the fees of the Trustees who are not affiliated with the CCM, which are currently $2,500 per quarter and $500 for each meeting attended. Mr. Miller is compensated $3,000 annually for his services as Audit Committee Chair. The following table provides information regarding compensation of the Trustees as of August 31, 2005. Neither of Messrs. Kogler and Sutro received any compensation from the Funds as of such date.

                                                         Pension or Estimated                              Total Compensation
                                                     retirement benefits accrued                        respecting Registrant and
Name/Position                       Aggregate                     as                Annual Benefits           Fund complex
with Trust                         compensation             Fund Expenses           upon Retirement         paid to Trustees
----------                         ------------      ---------------------------    ---------------     -------------------------
Stephen C. Rogers                      None                      None                     None                    None
Chairman, President,
Secretary and Trustee
Harry Holmes                         $12,000                     None                     None                   $12,000
Trustee
John B. Sias                         $12,000                     None                     None                   $12,000
Trustee
James W.  Miller, Jr.                $15,000                     None                     None                   $15,000
Trustee

            The Board of Trustees of each Trust has procedures whereby shareholders may bring matters to the attention of the Board of Trustees. To communicate with the Board of Trustees, please send your correspondence to:
Board of Trustees, California Investment Trust Group, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Vote Required

            Shareholders of each Trust must separately approve the election of Nominees for that Trust. When a quorum is present, the affirmative vote of a plurality of the shares of each Trust voted at the meeting is required to approve the election of each Nominee for that Trust.

            The Board of Trustees of each Trust, including the independent Trustees, unanimously recommends that shareholders vote "For" each of the Trustees and Nominees under Proposal No. 1.

                                 PROPOSAL NO. 2
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Why are shareholders being asked to approve New Investment Advisory Agreements?

            The shareholders of each Fund are being asked to approve new Investment Advisory Agreements (the "New Agreements") between each Trust, on behalf of their respective Funds, and CCM. The description of the New Agreements provided below is qualified in its entirety by reference to the forms of the New Agreements set forth in Appendix B to this Proxy Statement. CCM currently acts as investment adviser to the Funds under Investment Management Agreements dated January 18, 2000 and January 28, 2000 (the "Current Agreements"). The New Agreements are intended to clarify the services to be provided by CCM under the Current Agreements and remove antiquated provisions relating to no longer existent state laws. As discussed further below, among other changes, the New Agreements would:

            o specify in greater detail CCM's responsibilities as investment adviser of the Funds;

            o clarify which non-investment management services are, in fact, covered as part of the advisory arrangement between CCM and the Funds; and

            o clarify matters related to expenses and responsibilities for which the Fund and CCM, respectively, are responsible under the New Agreements

            Generally, the New Agreements will update the Funds' advisory relationship with CCM from the Current Agreements to reflect the current investment management operations and environment relevant to the Funds and will specify more clearly which investment management services CCM is responsible for providing under the New Agreements to the Funds. CCM currently receives separate compensation from the Funds under the Restated Fund Administration Servicing Agreements ("Administration Agreements") that took effect in February 2005 for specific administrative services.

What effect will these changes have on management fees?

            None. CCM's fee rates for its services to the Funds under the New Agreements are the same as its fee rates under the Current Agreements.

What are the terms of the Current and New Agreements?

            Although the language of many provisions in the New Agreements will vary from their corresponding provisions in the Current Agreements, the terms of the New Agreements and the Current Agreements are substantively similar in all material respects. For example, pursuant to the New Agreements, CCM will continue to provide investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each fund are executed. Like the Current Agreements, the New Agreements provide that CCM's activities are subject to review and supervision by the Trustees to whom CCM renders periodic or special reports of the Funds' investment activities.

            The New Agreements, however, are modernized and contain clearer language with respect to CCM's responsibilities as investment adviser of the Funds. For example, the New Agreements make explicit that CCM will provide a continuous program for the evaluation, investment, sales and reinvestment of the assets of the Fund and determine the purchase, retention, closing, exchange or sale of the securities, cash and other investments for the Funds, and when and in what portions such actions should take place. The Current Agreements contain a more generalized and frequently redundant formulation that CCM will furnish the Funds with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities. Since some Funds may utilize certain investment instruments like futures for hedging purposes that would not normally be characterized as portfolio securities, the more detailed description in the New Agreements will allow the Fund's advisory contracts to more precisely reflect current investment management operations relevant to the Funds. In addition, the New Agreements specify certain procedures that are to be followed in connection with the retention or change of individual portfolio managers of the Funds, identify certain material events for mandatory notice to the parties and expressly require that records and other information related to the Funds be treated as confidential and proprietary information of the Funds.

            It is the intention of the Board in proposing the New Agreements to make clear that non-investment management services that were not clearly covered under the Current Agreements are, in fact, not covered as part of the advisory arrangement between CCM and the Funds. As initially disclosed to shareholders in the Funds' prospectus and in other filings with the SEC in January 2005, CCM is separately compensated by the Funds under the Administration Agreements between CCM and each Trust for such services and benefits, as well as for certain other additional administrative and regulatory support functions. Under such Administration Agreements, as compensation for the performance of its duties, CCM receives fees of 0.10% on the first $100 million in combined assets of the Trusts, 0.08% on the next $400 million in combined assets of the Trusts, and 0.06% on the Trusts combined assets over $500 million. As with the management fees and other non-extraordinary expenses, fees payable under the Fund Administration Agreement are subject to applicable contractual expense limitations agreed to by CCM under the New Agreements (which are identical to the expense limitations under the Current Agreements).

            As provided in the Current Agreements, each Fund under the New Agreements will to continue to pay for its own operating expenses and for its share of its respective Trust's expenses not assumed by CCM, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees, its pro-rata portion of premiums on the fidelity bond covering the Funds, and the salaries of any officers or employees who are not affiliated with CCM, provided that the New Agreements clarify that the Funds will be responsible for the compensation and related costs of the Funds' Chief Compliance Officer ("CCO") (a new position on which the Current Agreements are silent). To the extent the CCO has responsibilities that he/she performs for CCM and is paid by CCM, the Funds will reimburse CCM for that portion of the salary of the CCO of each Trust (who is affiliated with CCM) that is allocated to his duties as the CCO of the Trusts.

            As stated above, there will be no increase in management fees for any of the Funds from the fee rates payable under the Current Agreements or diminution of the investment management services provided by CCM. The annual advisory fees under the New Agreements for each Fund are as follows:

Fund Name                                             Advisory Fees
---------                                             -------------
California Tax-Free Income Fund           A monthly fee computed at the annual
California Insured Intermediate Fund      rate of 0.50% of average daily net
California Tax-Free Money Market Fund     assets up to and including $100
U.S. Government Securities Fund           million; plus 0.45% of average daily
The United States Treasury Trust          net assets over $100 million up to
                                          and including $500 million; plus
                                          0.40% of average daily net assets
                                          above $500 million.

S&P  MidCap Index Fund                    A monthly fee computed at the annual
                                          rate of 0.40% of average daily net
                                          assets.

S&P 500 Index Fund                        A monthly fee computed at the annual
                                          rate of 0.25% of average daily net
                                          assets.

European Growth and Income Fund           A monthly fee computed at the annual
                                          rate of 0.85% of average daily net
                                          assets.

S&P  SmallCap Index Fund                  A monthly fee computed at the annual
Equity Income Fund                        rate of 0.50% of average daily net
Short-Term U.S. Government Bond Fund      assets up to and including $500
Nasdaq-100 Index Fund                     million; plus 0.45% of average daily
                                          net assets up to and including $1
                                          billion; plus 0.40% of average daily
                                          net assets above $1 billion.

            Like the Current Agreements, the New Agreements provide that CCM is obligated to reimburse each of the Funds of each Trust (through a reduction of its management fees and otherwise) for all expenses (except for extraordinary expenses such as litigation) in excess of 1.00% (or 1.50% for Class K shares) of each Fund's average daily net assets. On a voluntary basis, CCM may also, and has to date for all Funds except Equity Income Fund and Income Fund, reduced its fees even more than it is required to do under the Current Agreements.

            Under the Current Agreements, a Fund may reimburse CCM with respect to fees withheld pursuant to any such additional voluntary reduction in the two fiscal years following the fiscal year of withholding. Unlike the Current Agreements, the New Agreements provide that any such reimbursement may be made in the three fiscal years following the fiscal year of withholding if certain conditions are met, including the condition that such reimbursement is approved by the Board of Trustees as being not inconsistent with the best interests of shareholders.

            The New Agreements, like the Current Agreements, provide that CCM shall not be liable thereunder for any for any losses suffered by the Funds in connection with the services provided by CCM under the agreements except that nothing in the agreements will protect CCM against liability for willful misfeasance, bad faith or gross negligence in the performance of its duties by reason of CCM's reckless disregard of its obligations and duties under the agreements, except that the New Agreements also apply such provisions to affiliated and control persons of CCM (the corresponding provisions of the Current Agreements are silent as to such matters). The New Agreements, like the Current Agreements, provide that CCM shall reimburse the Trusts for certain costs and expenses incurred by the Trusts as a result of the actions (or failures to act) of CCM or its partners that relate to transactions or matters in which CCM has an interest or which are in CCM's control. Notwithstanding any indemnification provision in the New Agreements, the 1940 Act and the Investment CCMs Act of 1940 limit the circumstances under which an investment adviser may be indemnified.

            The terms of the New Agreements like the Current Agreements permit CCM to serve as investment manager to other persons, firms or corporations, including other investment companies so long as CCM's ability to render the services provided for in the Agreements are not impaired.

            As with the Current Agreements, the New Agreements may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the relevant Agreement applies (either by the applicable Board of Trustees or by a majority vote of the terminating Fund's outstanding shares); or by the CCM on 60-days' written notice, and will automatically terminate in the event of its assignment as defined in the 1940 Act.

What factors did the Board of Trustees consider in recommending shareholder approval of the New Agreements?

            At a meeting held in person on February 14, 2006, the Board of Trustees, including the Trustees who are not "interested persons" as that term is defined in the 1940 Act (the "Independent Trustees"), discussed whether to renew the Current Agreements and, subject to obtaining requisite approval by Fund shareholders, approve the New Agreements. Prior to the February 14, 2006 meeting, the renewals of the Current Agreements were last approved by the Board at an in-person meeting called for such purpose on March 1, 2005.

            In determining whether to approve the New Agreements and to recommend their approval to the shareholders, the Board considered information provided by CCM regarding the new requirements and increased levels of administrative responsibilities required to operate the Funds and the fact that CCM had been voluntarily assuming responsibility for performing these new and additional services even though CCM believed they were not clearly within the scope of the Current Agreement. The Board and its independent members were advised by independent legal counsel that the Current Agreements were outdated and contain many antiquated provisions. In addition to the factors discussed below, the Board took into account the following: (1) that the principal purpose of the Current Agreements is to secure investment management services for the assets of the Fund; (2) CCM's representation that the same persons responsible for management of the Funds under the Current Agreements are currently expected to continue to manage the Funds under the New Agreements; (3) that the management fees to be received by CCM under the New Agreements is the same as the management fees paid under the Current Agreements; (4) that the senior management personnel responsible for the management of CCM are expected to continue to be responsible for the management of CCM; (5) the substantive similarity of many terms and provisions of the New Agreements and Current Agreements; (6) that CCM does not expect any diminution in the level of required management services it provides under the Current Agreement; (7) that CCM, prior to the adoption of the Administration Agreements was performing many administrative services that CCM believed were not clearly covered by the Current Agreements at CCM's own expense; (8) that although the office of CCO was not anticipated at the time the Current Agreements were first approved or last ratified, and that SEC rules currently require each Trust to fill the office of CCO, and that the performance of his duties under the supervision of the Board is viewed as benefiting each Fund and the allocation of the cost of the Funds' CCO to the Funds is viewed as enhancing the independence of the CCO; (9) that currently CCM bears certain expenses and is separately compensated by the Funds for certain administrative and regulatory support functions under the Administration Agreements that are not covered by the Current Agreements; and
(10) that when the Current Agreements were initially entered into, neither CCM nor the Funds contemplated the scope of obligations that are currently involved with respect to the non-investment management operation of the Funds, and that these increased obligations largely fall outside of the core investment management function for which CCM was appointed under the Current Agreements.

            Prior to the meeting, the Independent Trustees requested information from CCM. This information together with other information provided by CCM and the information provided to the Independent Trustees throughout the course of year formed the primary (but not exclusive) basis for the Board's determinations as summarized below. In addition to the factors identified above, the information, other material factors and conclusions that formed the basis for the Board's subsequent approval are described below.

Information Received

            Materials reviewed. During the course of each year, the independent Trustees receive a wide variety of materials relating to the services provided by CCM, including reports on each Fund's investment results; portfolio composition; portfolio trading practices; shareholder services; and other information relating to the nature, extent and quality of services provided by CCM to the Funds. In addition, the Board requests and reviews supplementary information that includes materials regarding each Fund's investment results, advisory fee and expense comparisons, the costs of operating the Funds and the financial and profitability information regarding CCM (the principal business activity of which is managing the Funds), descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund.

            Review Process. The Board received assistance and advice regarding legal and industry standards from independent counsel to the independent Trustees. The Board discussed the renewal of the Current Agreements and the approval of the New Agreements with CCM representatives and in a private session with independent legal counsel at which no representatives of CCM were present. In deciding to approve the renewal of the Current Agreements and recommend the approval of the New Agreements to the shareholders, the independent Trustees considered the total mix of information requested by and made available to them and did not identify any single issue or particular information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent and Quality of Services

            CCM, its personnel and its resources. The Board considered the depth and quality of CCM's investment management process; the experience, capability and integrity of its senior management and other personnel; the turnover rates of its personnel; and the overall financial strength and stability of its organization. The Board also considered that CCM made available to its investment professionals a variety of resources relating to investment management, compliance, trading, performance and portfolio accounting, and that CCM is currently exploring the acquisition of a higher quality analytics package and performance attribution tools. The Board further considered CCM's continuing need to attract and retain qualified personnel and, noting CCM's recent retention of a new chief operating officer with extensive industry experience and proposed additions to CCM's administrative support staff, determined that CCM was adequately managing matters related to the Funds.

            Other Services. The Board considered, in connection with the performance of its investment management services to the Funds, the following:
CCM's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed; and its attention to matters that may involve conflicts of interest with the Funds. As a point of comparison, the Board also considered the nature, extent, quality and cost of certain non-investment related administrative services provided by CCM to the Funds under the Administration Agreements.

            The Board concluded that the CCM had the quality and depth of personnel and investment methods essential to performing its duties under the Current Agreements and which would be essential to performing its duties under the New Agreements, and that the nature, extent and overall quality of such services are satisfactory and reliable.

Investment Performance

            The Board considered each Fund's unique, balanced pursuit of its investment objectives and the investment results of each Fund in light of its objectives. The Trustees reviewed the short-term and long-term performance of each of the Funds on both an absolute basis and in comparison to benchmark indices. The Trustees also reviewed the Morningstar or iMoneyNet rankings for each of the Funds, as applicable. In assessing performance of certain Funds, the Trustees took into consideration the fact that Fund performance is expected to mirror the appropriate benchmarks as closely as possible given certain practical constraints imposed by the 1940 Act, the Fund's investment restrictions, the Fund's size and similar factors.

      o For the California Insured Intermediate Fund, it was noted that the performance of the Fund was in the third quartile for the 3-year (annualized) period and in the second quartile for the 5-year (annualized) and 10-year (annualized) periods. Although performance in recent periods was in the bottom quartile, the Board took into consideration the fact that the Fund's investment restrictions require it to maintain a higher credit quality portfolio than the Morningstar comparison group for the Fund, and accordingly that the Fund's ranking may reflect a comparison to certain other funds with lower credit quality portfolios.

      o For the California Tax-Free Money Market Fund, it was noted that the performance of the Fund was in the third quartile for the 1-month (annualized) and second quartile for 12-month-to-date periods.

      o For the California Tax-Free Income Fund, although the Board noted that under the Morningstar California Municipal Long comparison group the performance of the Fund was in the bottom quartile for all periods considered, the Trustees also took into account CCM's representation that that the Morningstar California Municipal Intermediate/Short comparison group provided a more suitable category for peer analysis for the Fund. Under such comparison group, the performance of the Fund ranked in the second quartile for all periods considered. The Trustees also took into consideration the composition of the portfolio inherited from the Fund's prior portfolio manager and the continued efforts to reposition the portfolio with minimal realization of capital gain pending an eventual inversion of the yield curve.

      o For the Equity Income Fund, it was noted that although performance of the most recent quarter was unfavorable due to a slight overweight in certain sectors that dragged in November and December of 2005, the performance of the Fund was in the second quartile for the 3-year and 5-year periods. The Board also noted that the Fund outperformed the benchmark index in the 5-year (annualized) period.

      o For the European Growth & Income Fund, it was noted that the performance of the Fund was in the bottom quartile for the 1-year, 3-year and 5-year periods. The Fund underperformed the benchmark index in the quarterly, 1-year and 3-year (annualized) periods, but outperformed the benchmark index in the 5-year (annualized) period. The Board also noted the Fund's total return for the 1-year and 3-year (annualized) periods was 6.99% and 18.24%, respectively. The Board considered that although the Fund is not technically considered an index fund because it primarily invests in American Depositary Receipts instead of the underlying securities of the foreign issuers, the Fund's seeks to act as an index fund that tracks the Dow Jones European Stoxx 50 Index as a target portfolio. Although the Board expressed concern about the Fund's performance, the Board considered that a review of Statistical R Squared Data against the Dow Jones European Stoxx 50 Index may assist in future evaluations of performance.

      o For the Nasdaq-100 Index Fund, it was noted that the performance of the Fund was in third and fourth quartile for the quarter and 1-year periods, respectively, Fund performance was in the second quartile for the 3-year and 5-year periods. The Board also noted with approval that the Fund was tracking its asset class tightly.

      o For the S&P 500 Index Fund, it was noted that the performance of the Fund was in the second quartile over the 3-year and 5-year periods and in the top quartile for the 10-year period. The Trustees noted with approval that the Fund was tracking its asset class tightly.

      o For the S&P MidCap Index Fund, it was noted that the performance of the Fund was in the top quartile over the quarterly, 1-year and 10-year periods and in the second quartile over the 3-year and 5-year periods. The Board also noted the Fund's positive absolute performance over every period measured. The Trustees noted with approval that the Fund was tracking its asset class tightly.

      o For the S&P SmallCap Index Fund, it was noted that the performance of the Fund was in the second quartile for the 1-year and 3-year periods. The Board also noted the Fund's positive absolute performance over every period measured. The Trustees noted that in general the Fund was tracking its asset class tightly.

      o For the Short-Term U.S. Govt. Bond Fund, the Trustees noted that the performance of the Fund was in the second quartile for the quarterly and 1-year periods.

      o For the U.S. Government Securities Fund, it was noted that the performance of the Fund was in the second quartile for the quarterly period, and the third quartile for other periods considered.

      o For The United States Treasury Trust, it was noted that the performance of the Fund was in the top quartile for the 1-month (annualized) period and in the second quartile for the 12-month-to-date period.

            The Board ultimately concluded that CCM's performance record in managing each Fund was satisfactory and in some cases excellent, supporting the determination that CCM's continued management under the Current Agreements and, subject to shareholder approval, the New Agreements would be consistent with the best interests of each Fund and its shareholders.

Management Fees and Total Operating Expenses

            The Board reviewed the management fees and total operating expenses of each Fund and compared such amounts with the industry average fees and expense levels of other Funds in applicable Morningstar categories. The Board noted that the total management fees charged to each Fund were below the industry average and that with respect to two-thirds of the Funds the management fees charged by CCM were significantly lower than the industry averages for such Funds. The Board observed that with certain exceptions each Fund's total operating expenses were well below the industry average of the other Funds. With respect to the exceptions, the Board noted that the operating expenses of one Fund equaled the industry average for its category and the Class K shares of two Funds exceeded the industry average for its category, but not by a significant amount. The Board also noted the voluntary advisory fee limitation that CCM had put into effect during 2005 with respect to all but two of the Funds. The Trustees noted that although additional new administrative services are now paid for by the Funds under Fund Administration Agreements that took effect during February of 2005, these services were previously provided to the Funds by CCM at its own expense. The Board concluded that the relatively low level of the fees charged by CCM should benefit the Fund and its shareholders, and considering that no increase in management fees was contemplated under the New Agreements, such benefit should continue under the New Agreements.

Adviser, Costs, Level of Profits, Economies of Scale and Ancillary Benefits

            The Board reviewed information regarding CCM's costs of providing services to the Funds, as well as the resulting level of profits to CCM. The independent Trustees received a representation from CCM that its profits were not excessive and that CCM's profitability was low by industry standards. The Board considered CCM's need to invest in technology, infrastructure and staff to reinforce and offer new services and obtain the tools necessary to improve the provision of investment advisory services to the Funds. They further considered that breakpoints in the advisory fee structure of certain Funds provide for reductions in the level of fees charged by CCM to such Fund as Fund assets increase, reflecting the fact that economies of scale in the cost of operations will be shared with such Fund's shareholders. The Trustees also noted that CCM has contractually agreed to limit its advisory fees of the Funds so that those Funds do not exceed their respective specified operating expense limitations, and that in the case of certain Funds CCM imposed a voluntary fee limitation, although such voluntary limitations may be decreased or eliminated at the option of CCM. The Board also considered that CCM does not receive substantial indirect benefits from managing the Funds (one example of an indirect benefit is research paid for by Fund brokerage commissions -- CCM currently does not seek to supplement its fees with such "soft-dollar" benefits). On the basis of the foregoing, the Board concluded that each Fund's cost structure was reasonable and that CCM was committed to sharing economies of scale with each Fund and its shareholders, to their benefit.

Conclusions

            Based on their review, including their consideration of each of the factors referred to above, the Board concluded that the Current Agreements and the New Agreements, taking into account the separate administration fees, are and would be fair and reasonable to each Fund and its shareholders, that each Fund's shareholders received or should receive reasonable value in return for the advisory fees and other amounts paid to CCM by the Fund, and that the renewal of the Current Agreements and the approval of the New Agreements were in the best interests of each Fund and its shareholders.

Additional Information about the New Agreements

            If approved by shareholders of the Funds, the New Agreements will take effect immediately upon their approval by the respective Funds' shareholders, and the New Agreements, like the Current Agreements, would continue in effect for an initial two-year period, and from year to year thereafter, subject to termination, if such continuance is specifically approved at least annually (i) by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of the Trustees, and (ii) by a vote of a majority of the Trustees who are not parties to the New Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Agreements like the Current Agreements will terminate automatically upon their assignment and are terminable at any time without penalty on 60 days' written notice by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, or by CCM upon 90 days' written notice. If the shareholders of any Fund should fail to approve the New Agreement pertaining to that Fund, CCM will continue to provide the Fund with investment advisory services under the Current Agreement pertaining to that Fund.

            Shareholders of the Fund last approved the Current Agreements on January 28, 2000, in connection with a change of control of CCM.

Additional Information about CCM Partners

            CCM, a California limited partnership, is the investment adviser for the Funds under the Current Agreements. CCM is registered as an investment advisor with the Securities and Exchange Commission. As of February 28, 2006 CCM managed approximately $672 million in assets. Other than the Trusts, CCM does not act as investment adviser to any other registered investment companies.

            The general partner of CCM is RFS Partners, a California limited partnership ("RFS Partners"), the Funds' Distributor. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation, 100% of the voting shares of which are held by Richard F. Shelton Irrevocable Trust. Richard F. Shelton Irrevocable Trust is a family trust, the trustees of which are Stephen C. Rogers, Celia Rogers and Curtis B. Cutter.

            Stephen C. Rogers is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund. Mr. Rogers is a member of the portfolio management team for the fixed income funds. He joined CCM Partners in 1993 and serves as Chief Executive Officer of CCM Partners. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

            The officers of CCM and its general partner, RFS Partners, are shown below:

                                           Principal Occupation
Name and Address                           Within the Past 5 years
--------------------------------------------------------------------------------
Stephen C. Rogers                          Chief Executive Officer, CCM
44 Montgomery Street                       Partners, 1999 to present; Chief
Suite 2100                                 Operating Officer, CCM Partners
San Francisco, CA  94104                   1997 to 1999, Administrative
                                           Officer, CCM Partners 1994-1997;
                                           Marketing Representative, CCM
                                           Partners, 1993 to 1994.

                                           President, RFS Partners, 1999 to
                                           present.

Rodney D. Yee                              Chief Operating Officer - CCM
44 Montgomery Street                       Partners 2005 - Present; CFO -
Suite 2100                                 Matthews International Capital
San Francisco, CA  94104                   Management LLC 2004-2005; CFO & CCO
                                           - Sand Hill Advisors, Inc.
                                           2002-2004; Controller - Firsthand
                                           Capital Management, Inc. 1998-2002;
                                           Interim Controller / Accounting
                                           Manager - Fremont Investment
                                           Advisors, Inc. 1994-1998;
                                           Supervisor Fund Accounting -
                                           Franklin Resources, Inc. 1987-1994;
                                           Sales Representative - Metropolitan
                                           Life 1984-1987

            As stated above, Mr. Rogers is also an officer and interested trustee of the Trusts. Because of Mr. Rogers' position and ownership interest in CCM, Mr. Rogers may be deemed to have a substantial interest in the approval of the New Agreements.

            The following management fees were paid to CCM under the Current Agreements for the fiscal year ended August 31, 2005:

Fund                                Fee         Reimbursement       Net to CCM
----                                ---         -------------       ----------
Money Fund                        $375,619        $148,649           $226,970
Income Fund                       $710,619           $0              $710,619
Government Fund                   $146,870         $23,631           $123,239
Treasury Trust                    $211,178        $111,758            $99,420
Insured Fund                      $123,272         $32,208            $91,064
S&P 500                           $276,585        $149,088           $127,497
S&P MidCap                        $607,173         $56,893           $550,280
S&P SmallCap                      $139,183         $42,321            $96,862
Equity Income                     $87,331          $2,762             $84,569
European Growth & Income          $56,851          $38,812            $18,039
Nasdaq-100                        $89,140          $43,017            $46,123
Short-Term Gov't Fund             $84,377          $48,289            $36,088

            The following administrative fees were paid to CCM under the Administration Agreements for the fiscal year ended August 31, 2005:

Fund                                   Fee
----                                   ---
Money Fund                           $26,972
Income Fund                          $56,720
Government Fund                      $11,500
Treasury Trust                       $17,076
Insured Fund                          $9,290
S&P 500                              $43,406
S&P MidCap                           $62,972
S&P SmallCap                         $11,433
Equity Income                         $7,375
European Growth & Income              $2,941
Nasdaq-100                            $7,121
Short-Term Gov't Fund                 $6,839

            The following fees were paid by the respective Funds to RFS Partners, the general partner of CCM, pursuant to distribution plans adopted under Rule 12b-1 of the 1940 Act by the Funds of California Investment Trust II, for the fiscal year ended August 31, 2005:

Fund                              Rule 12b-1Fee
----                              -------------
Government Fund                       $7,999
Treasury Trust                        $4,192
Short-Term Gov't Fund                 $3,444
S&P 500                               $9,118
S&P MidCap                            $9,448
S&P SmallCap                         $11,083
Equity Income                         $5,747
European Growth & Income              $5,405
Nasdaq-100                            $6,375

            During the year ended August 31, 2005, the Funds paid no commissions to its affiliated broker-dealer RFS Partners.

Vote Required

            Shareholders of each Fund must separately approve the applicable New Agreement with respect to that Fund. Approval of this Proposal No. 2 by a Fund requires an affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

            The Board of Trustees of the Funds, including a majority of the independent Trustees, unanimously recommends that you vote "FOR" this Proposal No. 2.

                                 PROPOSAL NO. 3
    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE
     REORGANIZATION OF EACH TRUST FROM A MASSACHUSETTS BUSINESS TRUST INTO A
                         SINGLE DELAWARE STATUTORY TRUST

            The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this Proxy Statement as Appendix C, which would change the state of organization of each Trust. The description of the Plan provided below is qualified in its entirety by reference to the form of the Plan set forth in Appendix C. This proposed change calls for the reorganization of each Trust from a Massachusetts business trust into a combined, single newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this Proxy Statement as the "Reorganization." To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of each Trust in the form of a combined, single newly formed Delaware statutory trust, named "California Investment Trust" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have series that correspond to each of the then current Funds of each Trust and that will have the same names as their corresponding Fund (each a "DE Fund" and, together, the "DE Funds").

What will the Reorganization mean for the Funds and for you?

            If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding Funds. The Board, including any new Trustees elected under Proposal 1, and officers of the DE Trust would be the same as those of each Trust, and would operate the DE Trust and the DE Funds in the same manner as these persons previously operated each Trust and their Funds, except as otherwise described below. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder's investment in each Trust and their Funds would not change.

Why are the Trustees recommending approval of the Plan and the Reorganization?

            The Trustees have determined that the Reorganization offers the opportunity to achieve operational efficiencies and savings by eliminating the duplication and regulatory and administrative burdens associated with operating two separate Trusts through the reorganization of each Trust into a single DE Trust. CIT and CIT II were originally organized as two separate Massachusetts business trusts because former income tax laws of the state of California that were in effect at the time the Trusts were organized in the 1980's (but which have since been superceded) permitted pass-through tax treatment of interest income derived from fund investments in municipal bonds issued by California municipalities only at the trust level rather than at the fund level. Consequently, under such prior laws, if California municipal bond funds were issued as series of the same trust as funds with other investment policies, shareholders of the California municipal bond funds would not be able to obtain the same state income tax benefits than if such municipal bond funds were organized as series of a separate trust. Because such laws are no longer in effect, there are no longer the same potential adverse state income tax consequences associated with the organization of the Funds of CIT as series of the same trust as the Funds of CIT II. Currently, although the Trusts are distinct legal entities, CIT and CIT II have substantially identical charter documents, make substantially similar regulatory filings and generally conduct joint operations as if they were a single trust. The Reorganization is expected to have the benefit of eliminating certain administrative burdens and expenses associated with operating two Trusts.

            In addition, the Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized a Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the fund has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like each Trust, are required to file an Officer's Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of each Trust each time the Board determines to designate and create additional classes of shares of each Trust or to change or eliminate classes of shares of each Trust. Such filings are not required in Delaware. Delaware law also allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of shareholders for obligations of the trust or its trustees and regarding limiting the liability of one series for obligations of other series within the trust.

            Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

How do the Massachusetts business trust law and each Trust's governing documents compare to the Delaware statutory trust law and the DE Trust's governing documents?

            The following summary compares certain rights and characteristics of the shares of each Trust to the shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Massachusetts business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of each Trust and the DE Trust, attached as Appendix D to this proxy statement, which is entitled "A Comparison of Governing Documents and State Law."

            Reorganizing each Trust from a Massachusetts business trust to a single Delaware statutory trust is expected to provide benefits to each Trust and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a Fund, such as the DE Trust, and the Fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Under Massachusetts law, which governs shareholder approval in addition to the 1940 Act, a greater number of matters require approval by the shareholders of the Trusts (such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof). Therefore, as a shareholder of the DE Trust, you may have less control over your investment than as a shareholder of the Trusts. Additionally, unlike Massachusetts business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state or city filing, which can reduce administrative burdens and costs.

            The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws ("By-Laws") streamline some of the provisions in each Trust's Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to each Trusts current separate operations as Massachusetts business trusts with separate Agreements and Declarations of Trust and By-Laws. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

            Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

            Shares of the DE Trust and each Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and each Trust provide for noncumulative voting in the election of their Trustees. Like each Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president or any vice president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable and, in the sole discretion of the board, taking action upon any matter requested by shareholders at the request of shareholders holding not less than 10% of the DE Trust's outstanding shares. A meeting of the shareholders for the purpose of electing trustees, or removing one or more trustees, also (i) may be called by the DE Trust Board, the chairperson of the DE Trust Board or such officers, and (ii) shall be called by the president or any vice-president of the DE Trust at the request of the shareholders holding not less than 10% of the DE Trust's outstanding shares. Any shareholders' meeting called at the request of shareholders shall be called and held, if, in the sole discretion of the DE Trust Board, the shareholders requesting the meeting make payment to the DE Trust of certain related expenses. With respect to shareholder rights to inspect a fund's books and records, the Trusts and the DE Trust each provides certain inspection rights to its shareholders. The DE Trust provides such rights at least to the extent required by applicable law. Each Trust provides certain rights of inspection with respect to financial statements, accounting books and records and minutes of proceedings of the shareholders and the Board of Trustees and committees thereof, and By-Laws of each Trust.

            While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the respective Trusts, there are certain differences. For example, the organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. In addition, under the DE Trust's Declaration of Trust, (i) all or substantially all of the DE Trust's assets may be sold to another fund or trust in exchange for cash or securities (including securities of the other fund or trust in a reorganization) and (ii) the DE Trust or DE Fund may be liquidated or dissolved, in each case by the Trustees without shareholder approval, but only upon at least 30 days' prior written notice to shareholders and, in the case of the sale of substantially all of the assets, unless such shareholder approval is required by the 1940 Act. These differences can reduce time delays and costs, including the costs of preparing proxy solicitation materials, soliciting proxies and holding a shareholders meeting. Under each Trust's Agreement and Declaration of Trust, shareholder approval is required for each of those actions.

            Massachusetts business trust law does not specifically provide that the shareholders of the Trusts are not subject to any personal liability for any claims against, or liabilities of, the respective Trusts solely by reason of being or having been a shareholder of the respective Trusts or that the liabilities of one series are not enforceable against another series of that respective Trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. In addition the Delaware Act permits the DE Trust to limit the enforceability of the liabilities of one DE Fund solely to the assets of that DE Fund.

What are the procedures and consequences of the Reorganization?

            Upon completion of the proposed Reorganization, the DE Trust will continue the business of each Trust in a single entity, and each DE Fund: (i) will have the same investment goals, policies, and restrictions as those of its corresponding Fund existing on the date of the Reorganization; (ii) will hold the same portfolio of securities previously held by such corresponding Fund; and
(iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding Fund. As the successor to the Trusts' operations, the DE Trust will adopt each Trust's registration statement under the federal securities laws as a single registration statement with amendments to show the new Delaware statutory trust structure.

            The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trusts. To accomplish the Reorganization, the Plan provides that each Trust, on behalf of each of their respective Funds, will transfer all of their respective portfolio securities, any other assets and liabilities of their respective Funds to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the corresponding Trust, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number, class, and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trusts will each be dissolved and will cease their respective existences.

            The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if the Trustees determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of each Trust, or if the Trustees abandon the Reorganization, each Trust will continue to operate as a separate Massachusetts business trust. If the Reorganization is approved by shareholders, it is expected to be completed in the first half of 2006.

What effect will the Reorganization have on the current and proposed investment advisory agreements?

            As a result of the Reorganization, the DE Trust will be subject to new investment advisory agreements between the DE Trust, on behalf of each DE Fund, and CCM Partners, that will be identical in all material respects to the current investment advisory agreements between CCM Partners and each Trust, or, if Proposal 2 is approved by the shareholders of a Fund, the new investment advisory agreements between CCM Partners and each Trust described in Proposal 2. Specifically, such new agreements with the DE Trust will provide for the same fees, and rights and responsibilities of the parties thereunder as the current agreements (or if Proposal 2 is approved, the same fees, and rights and responsibilities of the parties thereunder as the new advisory agreements described in Proposal 2) and have the same parties except as needed to reflect the change in each Trust's state and form of organization. Rather than call another shareholder meeting to vote on the new investment advisory agreements between the DE Trust, on behalf of each DE Fund, and CCM after the Reorganization, we will treat shareholder approval of the Reorganization as approval of a new investment advisory agreement between CCM Partners and the DE Trust on behalf of each DE Fund (and if Proposal 2 is approved by the shareholders of a Fund, as approval of the new investment advisory agreements described in Proposal 2 between CCM Partners and the DE Trust on behalf of each corresponding DE Fund).

What effect will the Reorganization have on the fund accounting and servicing, administration and underwriting agreements and distribution plans?

            The DE Trust, on behalf of the DE Funds, will succeed each Trust as a party to a fund accounting servicing agreement and a transfer agent servicing agreement with ALPS Mutual Fund Services, LLC ("ALPS"), such that the fund accounting, transfer agency, dividend disbursing and shareholder services provided to the DE Trust will be substantially identical to those provided under the respective agreements currently in place for each Trust with ALPS. Similarly, CCM will serve as the administrator to the DE Trust and DE Funds under the Administration Agreements on terms that are substantially identical to the Administration Agreements currently in effect for each Trust with CCM. RFS Partners will serve as the distributor for the shares of the DE Funds under a underwriting agreement on terms that are substantially identical to the underwriting agreement currently in effect for each Trust with RFS. US Bank, N.A. ("US Bank") will serve as the custodian for the of the securities and other assets of the DE Trust under a custodian agreement on terms that are substantially identical to the custodian agreement currently in effect for each Trust with US Bank. In the case of the foregoing agreements, if the Plan is approved by shareholders and the Reorganization is consummated, each service provider will provide an acknowledgement of the effect of the Reorganization and that the DE Trust has succeeded each Trust as a party to their respective agreements.

            As of the effective date of the Reorganization, each corresponding DE Fund will have a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund's classes of shares, which is identical in all material respects to the distribution plan currently in place for the corresponding classes of shares of each corresponding Fund that currently has a distribution plan under Rule 12b-1 of the 1940 Act. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

What is the effect of shareholder approval of the Plan?

            Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. Theoretically, if the Plan is approved by shareholders and each Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust.

            The DE Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act and to operate after the Reorganization. The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. The Trustees, therefore, have determined that, by approving the Plan, you are also approving, for purposes of the 1940 Act: (1) the election of the Trustees of each Trust who are in office at the time of the Reorganization as trustees of the DE Trust (including any new Trustees that are elected under Proposal 1); and
(2) new investment advisory agreements between the DE Trust and CCM Partners, which are identical in all material respects to the investment advisory agreements currently in place for the Funds (and if Proposal 2 is also approved by the shareholders of a Fund, as approval of the new investment advisory agreements described in Proposal 2 between CCM Partners and the DE Trust on behalf of each corresponding DE Fund).

            Prior to the Reorganization, if the Plan is approved by shareholders of each Trust, the officers will cause each Trust, as the shareholders of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

What is the capitalization and structure of the DE Trust?

            The DE Trust will be formed as a Delaware statutory trust pursuant to the Delaware Act prior to the effective date of the Reorganization. As of the effective date of the Reorganization, the DE Trust will have separate series, each of which will correspond to the similarly named series of the respective Trusts, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding Fund.

            As of the effective date of the Reorganization, as with the existing shares you hold, outstanding shares of the DE Trust will be fully paid, nonassessable (e.g., you will not owe any further money to the respective Trust to own your shares), and have no preemptive or subscription rights (e.g., no special rights to purchase shares in advance of other investors). The DE Trust will also have the same fiscal year as the Trusts.

Who will bear the expenses of the Reorganization?

            Since the Reorganization is expected to benefit each Trust and their respective shareholders, the Board has authorized that the expenses incurred in the Reorganization, including the estimated costs associated with soliciting proxies with respect to this proposal, shall be paid by each Trust (and, therefore, indirectly by shareholders), whether or not the Reorganization is approved by shareholders.

Are there any tax consequences for shareholders?

            The Reorganization is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. The Reorganization is not expected to give rise to the recognition of income, gain, or loss for federal income tax purposes to the Trusts, the Funds, the DE Trust, or the DE Funds, or to their respective shareholders.

            The Funds do not hold any securities that are listed on foreign exchanges or custodied out of the U.S.; nor do the Funds sell their shares out of the U. S., so foreign tax consequences are not generally relevant. Nevertheless shareholders subject to foreign taxes should note that, as a result of the Reorganization, there may be adverse tax consequences in a foreign country, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign country treats the Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that country, the applicable Fund may be required to pay taxes on any capital gains arising from the "sale" of those portfolio securities. Similarly, such treatment by a foreign country may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that country to offset future capital gains, if any, incurred on securities registered in that country. Each Trust, however, does not believe that any Fund or any Fund shareholders will experience a materially adverse impact as a result of a foreign country's tax treatment of the Reorganization.

What if I choose to sell my shares at any time?

            A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

What is the effect of my voting "For" the Plan?

            By voting "FOR" the Plan, you will be agreeing to become a shareholder of a single mutual fund organized as a Delaware statutory trust, with trustees, investment advisory agreements, administration agreements, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding Fund or Funds. In addition, you will have the same exchange rights that you have currently, including counting the time you held shares of a Fund for purposes of calculating any redemption fee on shares you receive of the corresponding DE Fund.

Vote Required

            Shareholders of each Trust must separately approve the Agreement and Plan of Reorganization for that Trust. When a quorum is present, the affirmative vote of a majority of the shares of each Trust voted at the meeting is required to approve the Agreement and Plan of Reorganization for that Trust.

            The Board of Trustees of the Funds, including a majority of the independent Trustees, unanimously recommends that you vote "FOR" this Proposal No. 3.

                               GENERAL INFORMATION

General

            The Funds' Distributor is RFS Partners, 44 Montgomery Street, Suite 2100, San Francisco, California, 94104. The Funds' Custodian is US Bank, N.A., 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio, 45202. ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado, 80202, acts as fund accountant, the shareholder servicing agent for the Trusts and acts as the Trusts' transfer and dividend-paying agent.

Voting Rights and Procedures and Shareholder Meeting Costs

            Each share of each Fund is entitled to one vote. Shareholders of each Fund at the close of business on February 28, 2006 (the "Record Date") will be entitled to be present and give voting instructions for the Funds at the Meeting with respect to their shares owned as of the Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote, the total net assets represented by those shares, the number of shares held by the Trustees and officers of the Trusts and percentage of total shares outstanding held by Trustees and officers of the Trusts was as follows:

                                                                          Number of Shares      Percent of Total
                                  Total Number          Total Net         Held by Trustees       Shares Held by
         Fund                      of Shares              Assets            and Officers      Trustees and Officers
         ----                     ------------          ---------         ----------------      ----------------
California Tax Free Income            11,312,491.811      $135,259,432          None                   ***
Fund
California Insured                     1,913,211.206       $20,129,317         84.955                  ***
Intermediate Fund
California Tax-Free Money             61,392,067.936       $61,325,440       71,478.580                ***
Market Fund
U.S. Government Securities             2,596,885.352       $26,630,165          None                   ***
Fund
The United States Treasury            34,855,412.217       $34,848,566      840,332.970               2.4%
Trust
Short-Term U.S. Government             1,655,200.218       $16,296,558       8,378.147                 ***
Bond Fund
S&P 500 Index Fund                     4,305,617.894      $111,288,225       8,983.059                 ***
S&P MidCap Index Fund                  7,708,247.484      $182,423,404       52,236.255                ***
S&P SmallCap Index Fund                1,650,079.736       $32,645,513       18,209.074               1.1%
Equity Income Fund                     1,290,949.699       $20,961,990       18,465.976               1.4%
European Growth & Income                 993,140.952        $9,016,740       14,868.839               1.5%
Fund
Nasdaq-100 Index Fund                  4,355,621.840       $18,275,638       36,463.978                ***

*** Less than 1% of the outstanding shares of the Fund as of the Record Date.

            Except as indicated in the above table, as of the Record Date, to the knowledge of the Trusts' management, the officers and Trustees of the Trusts owned, collectively, less than 1% of the shares of each Fund. To the knowledge of the Trusts' management, at the close of business on February 28, 2006, the only persons owning beneficially more than five percent of the outstanding shares of each Fund were those listed in Appendix E.

            The Declaration of Trust of each Trust provides that except where a larger quorum is required by applicable law, the presence at a shareholder meeting in person or by proxy of forty percent (40%) of the shares entitled to vote at the Meeting on a matter constitutes a quorum with respect to that matter. Thus, a shareholder vote on Proposals No. 1 and No. 3 will take place on its scheduled date if forty percent (40%) or more of the shares of each Trust entitled to vote are represented in person or by proxy. Because the 1940 Act requires that the Proposal No. 2 be approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund, a shareholder vote on Proposal No. 2 for each Fund will take place on its scheduled date if more than fifty percent (50%) or more of the shares of the series of each Fund entitled to vote are represented in person or by proxy.

            If a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal for a Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies, which they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal. Any proxy may be revoked at any time prior to the exercise thereof (i) by submitting another proxy bearing a later date or by giving written notice of the revocation to the Secretary of the respective Trust at the address indicated above or by voting in person at the meeting, or (ii) if written notice of the death or incapacity of the maker of the proxy is received by the Trust before the vote pursuant to that proxy is counted, provided, however, that no proxy shall be valid after the expiration of 11 months from the date of the proxy.

            The shareholders may adjourn the Meeting to another date and time by the vote of a majority of votes represented at the meeting whether in person or by proxy, whether or not a quorum is present, and the meeting may be held on the new date and time with no other notice of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless adjournment is for more than 60 days from the original date of the meeting (in which case the Board will set a new record date). If the adjournment requires setting a new record date, the Trust will give notice of the adjourned meeting to shareholders of record entitled to vote at the adjourned meeting. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

            In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "nominee non-votes" (i.e., shares held by nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum, or majority of voting shares, is present for the conduct of business at the Meeting and will be voted in favor of any adjournment proposed. With respect to Proposal 1, abstention and nominee non-votes, if any, will have no effect. With respect to Proposals 2 and 3, abstention and nominee non-votes effectively result in a vote "against" such Proposals. If no instructions are given on an executed proxy that has been returned to the Trusts, that proxy will be voted "FOR" each Proposal. Shareholders do not have any appraisal or dissenter rights in connection with any of the matters discussed in this proxy statement.

            The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Trusts, including any additional solicitation made by letter, telephone or facsimile. In addition to solicitation by mail, certain officers and representatives of the Trusts, officers and employees of CCM, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personally. In addition, CCM has retained MIS, an ADP company, at an anticipated cost of approximately $25,000, to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

Further Information

            You can find more information about the Fund's investment policies in its Prospectus and Statement of Additional Information (SAI), which are available free of charge.

            To request a free copy of the Prospectus or SAI, call us at (800) 225-8778. You can review and copy further information about the Fund, including the Prospectus or SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

            You can find further information about the Funds in the Trusts' annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Funds' performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 225-8778 or California Investment Trust Fund Group, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104.

Other Matters to Come Before the Meeting

            Neither Board of Trustees is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Shareholder Proposals

            The Meeting is a special meeting of shareholders. Neither Trust is required to, nor does either intend to, hold regular meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the respective Trust. The Independent Trustees do not consider trustee candidates recommended by shareholders except as required by law.

            PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Stephen C. Rogers
Chairman and President
April 3, 2006

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                           CALIFORNIA INVESTMENT TRUST
                         CALIFORNIA INVESTMENT TRUST II

                             AUDIT COMMITTEE CHARTER

                                   March, 2006

The Board of Trustees (the "Board") of each of California Investment Trust and California Investment Trust II (each a "Trust" and collectively, the "Trusts") shall establish an Audit Committee for the Trusts (the "Audit Committee").

I.    Statement of Purpose and Function

The function of the Audit Committee is oversight. It is the responsibility of management to maintain appropriate systems for accounting and internal controls, and the responsibility of the Trusts' independent public accountant (the "Auditor") to plan and carry out the audit of the Trusts in accordance with auditing standards generally accepted in the United States. The Auditor is ultimately responsible to the Board of Trustees and the Audit Committee, as representatives of the shareholders.

The purposes of the Audit Committee are to:

      o assist the Board in its oversight of the Trusts' accounting and financial reporting policies and practices by reviewing disclosures made to the Audit Committee by the Trusts' certifying officers and the Auditor about any significant deficiency in, or material change in the operation of, the Trusts' internal controls or material weaknesses therein, and any fraud involving CCM Partners (the "Adviser") or any employees or other persons who have a significant role in the Trusts' internal controls;

      o assist the Board in its oversight of the quality and objectivity of the Trusts' financial statements and the independent audit thereof; and

      o select, oversee and set the compensation of the Auditor and to act as liaison between the Auditor and the full Board of Trustees.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trusts.

II.   Audit Committee Composition

The Audit Committee shall be comprised solely of "Independent Trustees" (i.e., Trustees who are not "interested persons" of the Trusts as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Audit Committee members). Appointment to the Audit Committee shall conform to all applicable legal and regulatory criteria. Each member shall be appointed by the full Board, and a majority of the Independent Trustees of the Board also shall approve each appointment.


                                  Appendix A-1

The Board shall designate one member as the Chairman of the Audit Committee.

Members of the Audit Committee shall be, or seek to become, generally knowledgeable in financial and auditing matters as they pertain to the Trusts.

At least annually, the Audit Committee shall consider whether one or more members of the Audit Committee is an "audit committee financial expert," as such term is defined by the Securities and Exchange Commission, and whether any such expert is "independent."(1) The Audit Committee shall report the results of its deliberations to the full Board for further action as appropriate, including, but not limited to, a determination by the Board that the Audit Committee membership includes or does not include one or more "Audit Committee financial experts" and any related disclosure to be made concerning this matter.

III.  Meetings and Reporting

The Audit Committee shall meet at least once a year and shall hold special meetings as circumstances require. The Audit Committee shall cause minutes of all meetings of the Audit Committee to be prepared.

The Chairman of the Audit Committee shall report to the Board on the results of the Audit Committee's reviews and make such recommendations as are deemed appropriate.

The Audit Committee shall meet with the finance and other personnel of the Trusts and the Adviser as necessary and appropriate to fulfill the Audit Committee's oversight role. The Audit Committee shall have unrestricted access to the Auditor and the Trusts' administrator.

IV.   Duties and Responsibilities

To carry out its purposes, the Audit Committee shall have the following duties and powers (such listing is not intended to limit the authority of the Audit Committee in achieving its purposes):

1.    Selection of Auditor and Approval of Fees.

      (a) The Audit Committee shall pre-approve the selection of the Auditor and shall recommend the selection, retention or termination of the Auditor to the full Board and, in connection therewith, shall evaluate the independence of the Auditor, including an evaluation of the extent to which the Auditor provides any consulting, auditing or non-audit services to the Adviser or its affiliates. The Audit Committee shall review the Auditor's specific representations as to its independence.

----------
(1) For purposes of this finding of independence only, in order to be considered "independent," any such expert must not only be independent for purposes of the Investment Company Act but also must satisfy the additional requirement that he or she may not, other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Trust.


                                  Appendix A-2

      (b) The Audit Committee shall review and approve the fees charged by the Auditor for audit and non-audit services to be provided to the Trusts in accordance with the pre-approval requirements set forth below. The Trusts shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Trusts.

2. Meetings with Auditor. The Audit Committee shall meet with the Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:

      (a) to review the arrangements for and scope of the annual audit and any special audits;

      (b) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, all critical accounting policies and practices to be used;

      (c) to discuss any matters of concern relating to the Trusts' financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and
            (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;

      (d) to provide the Auditor the opportunity to report to the Audit Committee, on a timely basis, any material written communication between the Auditor and management such as any management letter or schedule of unadjusted differences;

      (e) to provide the Auditor the opportunity to report all non-audit services provided to any entity in the "Investment Company Complex"(3) that were not pre-approved by the Audit Committee;

----------
(2) "Investment Company Complex" means the Trusts, the Adviser and any entity controlled by, controlling or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.


                                  Appendix A-3

      (f) to discuss with the Auditor the amount of all fees received by the Auditor for providing services of any type to the Adviser and any affiliate of the Adviser;

      (g) to consider the Auditor's comments with respect to the Trusts' financial policies, procedures and internal accounting controls and responses thereto by the Trusts' officers, the Adviser and administrator, as well as other personnel;

      (h) to review and receive confirmation of the form of written opinion the Auditor proposes to render to the Board and shareholders of the Trusts;

      (i) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures;

      (j) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Trusts' assets and its financial reporting; and,

      (k) to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.

      If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Trusts' fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60-day period.

3.    Change in Accounting Principles.

      The Audit Committee shall consider the effect upon the Trusts of any changes in accounting principles or practices proposed by the Auditor or the Trusts' officers.

4.    Audit Related Services and Permissible Non-Audit Services

      The Audit Committee shall evaluate all audit-related services and permissible non-audit services performed or to be performed by the Auditor to ensure that such services do not impair the independence of the Auditor. Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trusts' financial statements or that are traditionally performed by the independent auditor and that do not impair the independence of the Auditor. Permissible non-audit services include tax compliance, tax planning, tax advice and other routine and recurring services that do not impair the independence of the Auditor.


                                  Appendix A-4

5.    Pre-Approval of Auditor Services.

      (a) Pre-Approval Requirements. Before the Auditor is engaged by the Trusts to render audit related or permissible non-audit services, either:

            (i) The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trusts; or

            (ii) The Audit Committee shall establish policies and procedures governing the Auditor's engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee's responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 5 shall be presented to the full Audit Committee at its next scheduled meeting.

      (b) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trusts other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trusts constitutes not more than 5 percent of the total amount of revenues paid by the Trusts to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trusts at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

      (c) Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trusts, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trusts.

            Application of De Minimis Exception: The de minimis exceptions set forth above under Section 5(b) apply to pre-approvals under this Section (c) as well, except that the "total amount of revenues" calculation for Section 5(c) services is based on the total amount of revenues paid to the Auditor by the Trusts and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).


                                  Appendix A-5

6.    Prohibited Activities of the Auditor.

      The Audit Committee shall confirm with the Auditor that the Auditor who is performing the audit for the Trusts is not performing contemporaneously (during the audit and professional engagement period) the following non-audit services for the Trusts, the Adviser, or any other entity in the Investment Company Complex, any non-audit services prohibited by Section 10A(g) of the Securities Exchange Act of 1934, including any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. The Audit Committee may also establish additional prohibited activities based on the principles that the Auditor should not: (i) audit its own work; (ii) function as a part of management of the Trusts, the Adviser, or any other entity in the Investment Company Complex; or (iii) act as an advocate of the Trusts, the Adviser, or any other entity in the Investment Company Complex. The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

V.    Amendment

The Audit Committee shall review this Charter on an annual basis and recommend any changes to the full Board. This Charter may be amended by a vote of a majority of the Board.


                                  Appendix A-6

                                   APPENDIX B

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                      FORM OF INVESTMENT ADVISORY AGREEMENT

      THIS INVESTMENT ADVISORY AGREEMENT is made this ___ day of _________, 2006 (this "Agreement"), by and between [California Investment Trust] [California Investment Trust II], a Massachusetts business trust (the "Trust"), on behalf of the series of the Trust identified herein, and CCM Partners, a limited partnership organized and existing under the laws of the State of California (the "Adviser").

      WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act");

      WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio, and the Trust has established multiple series (each a "Fund");

      WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "Advisers Act"); and

      WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services and certain specifically identified administrative services to the Funds, and the Adviser is willing to furnish such services to the Funds in the manner and on the terms hereinafter set forth.

      NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

      1. Appointment. The Trust hereby appoints CCM Partners to act as Adviser to the Funds for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      2. Portfolio Management Duties. Subject to the ultimate supervision and direction of the Trust's Board of Trustees and the Trust, the Adviser shall regularly provide the Funds with investment research, advice, management and supervision and shall furnish a provide a continuous investment program for the assets of the Funds and determine the composition of the assets of the Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds. The Adviser will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation of each Fund's investments, and the Adviser is hereby authorized to execute and perform investment management such services on behalf of the Funds. The Adviser will also provide to the Funds the administrative services set forth in Sections 2(c), 2(d) and 2(e) hereof. The Adviser will provide the services under this Agreement in accordance with the Funds' investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's prospectuses and statement of additional information, each as supplemented or amended from time to time (as so supplemented or amended, the "Prospectus and Statement of Additional Information"). Without limiting the generality of the foregoing provisions, in performing these duties, the Adviser:


                                  Appendix B-1

            (a) Is responsible, in connection with its responsibilities under this Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Adviser's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Funds. Subject to such policies as the Board of Trustees may determine and consistent with
      Section 28(e) of the Securities Exchange Act of 1934 and applicable regulatory interpretations thereof, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Funds and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with applicable provisions of the Securities Exchange Act of 1934, and subject to any other applicable laws and regulations, the Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to any affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Funds or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and, upon request, the Adviser will report on said allocations to the Trust and the Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

            (b) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients.

            (c) Will provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and a Fund (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of the Adviser or its affiliates).


                                  Appendix B-2

                  (d) Will furnish a Fund with office space and equipment
            reasonably necessary for the investment operations of the Fund.

                  (e) Will furnish a Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request.

                  (f) Will regularly report to the Trust's Board of Trustees on the investment program for the Funds and the issuers and securities represented in the Fund's portfolio and render to the Trust's Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request;

                  (g) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee or other affiliated person of the Adviser has not, to the best of the Adviser's knowledge:

                        (i) been convicted, in the last ten (10) years, of any
                  felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

                        (ii) been permanently or temporarily enjoined by reason
                  of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

                  (h) Will treat confidentially and as proprietary information of the Funds all records and other information related to the Funds, including the performance records of such Funds, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Funds or when so requested by the Funds; provided, however, that records and information need not be treated as confidential if required to be disclosed under applicable law or regulation or otherwise in connection with investigations or inquiries contemplated under
            Section 9 hereof, or if generally available to the public through means other than by disclosure by the Adviser, or if available from a source other than the Trust, the Adviser or the Funds which does not owe a duty of confidentiality to the Trust, the Adviser or the Funds.


                                  Appendix B-3

                  (i) Will use its reasonable best efforts (i) to retain the services of the Portfolio Employees who manage the portfolios of the Funds, from time to time and (ii) to promptly obtain the services of a Portfolio Employee acceptable to the Trust if the services of any of the Portfolio Employees are no longer available to the Adviser.

                  (j) Will obtain the approval of the Trust prior to designating a new Portfolio Employee, which consent shall not be unreasonably withheld; provided, however, that, if the services of a Portfolio Employee are no longer available to the Adviser due to circumstances beyond the reasonable control of the Adviser (e.g., voluntary resignation, death or disability), the Adviser may designate an interim Portfolio Employee who (i) shall be reasonably acceptable to the Trust and (ii) shall function for a reasonable period of time until the Adviser designates an acceptable permanent replacement; provided, however, that if the Trust does not consent to the designation of a Portfolio Employee, Trust and Adviser agree to cooperate in good faith to identify a replacement Portfolio Employee.

                  (k) Will, to the extent practicable, notify the Board of
            Trustees in advance of any impending change in Portfolio Employee, portfolio management or any other material matter that may require disclosure to the Board, shareholders of the Funds or dealers in Fund shares.

      3. Disclosure about Adviser. The Adviser has reviewed the Registration Statement and represents and warrants that, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, and with respect to the disclosure of the investment activities of the Funds and other matters for which the Adviser is contractually responsible hereunder such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. The Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Adviser is required to be registered. The Adviser agrees to provide the Trust with current copies of the Adviser's Form ADV, and any supplements or amendments thereto.

      4. Expenses. During the term of this Agreement:

            (a) The Adviser shall bear and pay the costs of rendering the services to be performed by it under this Agreement. In addition, with respect to the investment operations of the Fund, the Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Adviser (except for the salary or other compensation of the Chief Compliance Officer ("CCO") of the Trust, who may be an affiliate of the Adviser, as to which that portion of such compensation and related costs allocable to his or her duties as the CCO of the Trust will be reimbursed by the Trust to Adviser as determined by the Board of Trustees of the Trust, (ii) the expenses of printing and distributing the Fund's prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the investment operations of the Funds.


                                  Appendix B-4

            (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Section 4(a) hereof, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of the Fund's shareholders that the Board of Trustees determines are properly payable by the Fund; expenditures in connection with the meeting of the Board of Trustees' salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser (except as otherwise provided in Section 4(a) hereof with respect to the CCO's compensation and related costs); insurance premiums on property or personnel of a Fund which inure to its benefit or the benefit of its Officers and Trustees with respect to their Fund-related activities, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of a Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; all administrative services not specifically made part of the Adviser's investment responsibilities hereunder; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

            (c) In the execution of its duties under this Agreement, the Adviser is entitled to reimbursement of actual costs incurred by the Adviser for expenses which are otherwise the obligation of the Funds. The Funds shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses.

      5. Compensation.

            (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all specifically identified administrative services and investment management and advisory services furnished or provided to a Fund pursuant to this Agreement, a management fee as set forth in on Schedule A attached hereto, as may be amended in writing from time to time by the Trust and the Adviser.


                                  Appendix B-5

            (b) The management fee shall be accrued daily by each Fund and paid to the Adviser on the first business day of the succeeding month.

            (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

            (d) The Adviser may voluntarily reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of a Fund under this Agreement. Except as the Adviser may otherwise agree with respect to the Fund, any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph 5(d) from the Adviser may be reimbursed by a Fund to the Adviser anytime in the three fiscal years next succeeding the fiscal year of the withholding if the following conditions are met: (i) the reimbursement does not cause the Fund to exceed any applicable expense limit; (ii) the effect of the reimbursement is measured after all ordinary operating expenses are calculated; and (iii) the Board of Trustees approves the reimbursement as being not inconsistent with the best interests of shareholders.

      6. Notice of Certain Events.

      (a) The Adviser agrees that, if legally permitted, it shall immediately notify the Board of Trustees in the event (i) that the SEC or any state has censured the Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that any Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Adviser further agrees to notify the Board of Trustees immediately of any material fact known to the Adviser that is not contained in the Registration Statement or prospectus for the Trust that relates to the Adviser or any Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

      7. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The Adviser understands that unless expressly provided herein or authorized from time to time by the Trust, the Adviser shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.


                                  Appendix B-6

      8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Trust's request, although the Adviser may, at its own expense, make and retain a copy of such records. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records that the Adviser maintains and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.

      9. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Trust or the Funds.

      10. Services Not Exclusive. It is expressly understood and agreed that the services to be rendered by the Adviser to the Funds are not exclusive, and nothing in this Agreement shall prevent the Adviser (or its affiliates) from providing similar or different services to other clients (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

      11. Adviser's Liability and Indemnification.

            (a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials), except for information supplied by the Trust or another third party for inclusion therein.

            (b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any improper investment made by the Adviser.

            (c) Except as provided in Section 11(b) hereof and as may otherwise be required by the 1940 Act or other applicable law, the Trust agrees that the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Adviser shall not be liable to the Trust, or any Fund or any shareholder of any Fund, for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement (including any losses that may be sustained in the purchase, holding or sale of any security by the Funds), except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's obligations and duties under this Agreement.


                                  Appendix B-7

            (d) The Adviser agrees to reimburse the Trust for any and all costs, expenses, and counsel and Trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or Trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Adviser or any of its partners where the action or inaction necessitating such expenditures
      (i) is directly or indirectly related to any transactions or proposed transaction in the interests or control of the Adviser or its affiliates (or litigation related to any pending or proposed future transaction in such interests or control) which shall have been undertaken without the prior, express approval of the Trust's Board of Trustees; or (ii) is within the sole control of the Adviser or any of its affiliates or any of their officers, partners, employees, or agents. So long as this Agreement is in effect, the Adviser shall pay to the Trust the amount due for expenses subject to this subparagraph 11(b) within thirty (30) days after a bill or statement has been received from the Trust therefor. This provision shall not be deemed to be a waiver of any claim which the Trust may have or may assert against the Adviser or others for costs, expenses, or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

            (e) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Adviser, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

      12. Best Efforts and Judgment. The Adviser shall use its best judgment and efforts in rendering the advice and, services to a Fund as contemplated by this Agreement.

      13. Adviser's Personnel. The Adviser shall, at its own expense (except as may be otherwise provided in Section 4(a) hereof), maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Trust's Board of Trustees may desire and reasonably request.

      14. Reports by Fund to Adviser. Each Fund from time to time will furnish to the Adviser detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Adviser such financial reports, proxy statements, legal and other information relating to the Fund's investments as may be in its possession or available to it, together with such other information as the Adviser may reasonably request.


                                  Appendix B-8

      15. Duration and Termination.

      (a) This Agreement shall take effect with respect to each Fund as of the date hereof or, if later, as of the date set forth next to such Fund's name on Schedule A hereto, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to such Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund, and provided that continuance is also approved by the vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Trust, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended with respect to a Fund without the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund, except to the extent permitted by any exemption or exemptions that may be granted upon application made to the SEC or by any applicable SEC rule or No-Action precedent. This Agreement may be terminated:

            (i) by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940
      Act) of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to the Adviser;

            (ii) by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust;

            (iii) by the Trust at any time, without the payment of any penalty, upon 60 days' written notice to the Adviser.

      However, any approval of this Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of the Trust or (b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Adviser in the event of its assignment, as that term is defined in the 1940 Act, by the Adviser, or upon the termination of the Investment Advisory Agreement.

      (b) The Trust and Adviser will cooperate with each other to ensure that portfolio or other transactions in progress at the date of termination of this Agreement shall be completed in accordance with the terms of such transactions, and to this end each party shall provide the other party with all reasonably necessary information and documentation to secure the implementation thereof.


                                  Appendix B-9

      16. Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust and amendments thereto, is on file with the Secretary of State of the Commonwealth of Massachusetts. The Adviser acknowledges that it has received notice of and accepts the limitations of the Trust's liability set forth in Article III, Section 6(b) of its Agreement and Declaration of Trust. The Adviser agrees that the Trust's obligations under this Agreement with respect to a Fund shall be limited to the Fund and to its assets, and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any trustee, officer, employee or agent of the Trust or the Fund, nor from the assets of shareholders of any other series of the Trust. Notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

      17. Trading in Fund Shares. The Adviser agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

      18. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and the Fund.

      19. Miscellaneous.

      (a) This Agreement shall be governed by the laws of the State of California without giving effect to the conflict of laws principles thereof, provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation, order or rule, including the 1940 Act and the Advisers Act and any rules, regulations or orders of the SEC promulgated thereunder.

      (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


                                  Appendix B-10

      (c) This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.


             [The remainder of this page intentionally left blank.]


                                  Appendix B-11

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


[CALIFORNIA INVESTMENT TRUST]               CCM PARTNERS
[CALIFORNIA INVESTMENT TRUST II]
a Massachusetts business trust              a California limited partnership

By:      _________________                  By: _________________
         [                 ]                    RFS Partners,
         [                 ]                    its General Partner

                                                By: ____________________
                                                    Richard F. Shelton, Inc.,
                                                    its General Partner

                                                By:_________________
                                                   Stephen C. Rogers,
                                                   Co-trustee of Richard F.
                                                   Shelton Trust, Sole
                                                   Shareholder of Richard
                                                   F. Shelton, Inc.


                                  Appendix B-12

                                   Schedule A

                                  FEE SCHEDULE

Each Fund shall pay to the Adviser, as full compensation for all specifically identified administrative and investment management and advisory services furnished or provided to that Fund, pursuant to the Investment Advisory Agreement, a management fee based upon the Fund's average daily net assets at the following per annum rates:


--------------------------------------------------------------------------------
California Tax-Free Income Fund         0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $100 million; plus 0.45% of the average
                                        daily net assets over $100 million up to
                                        and including $500 million; plus 0.40%
                                        of the average daily net assets over
                                        $500 million.
--------------------------------------------------------------------------------
California Insured Intermediate Fund    0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $100 million; plus 0.45% of the average
                                        daily net assets over $100 million up to
                                        and including $500 million; plus 0.40%
                                        of the average daily net assets over
                                        $500 million.
--------------------------------------------------------------------------------
California Tax-Free Money Market Fund   0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $100 million; plus 0.45% of the average
                                        daily net assets over $100 million up to
                                        and including $500 million; plus 0.40%
                                        of the average daily net assets over
                                        $500 million.
--------------------------------------------------------------------------------
U.S. Government Securities Fund         0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $100 million; plus 0.45% of the average
                                        daily net assets over $100 million up to
                                        and including $500 million; plus 0.40%
                                        of the average daily net assets over
                                        $500 million.
--------------------------------------------------------------------------------
The United States Treasury Trust        0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $100 million; plus 0.45% of the average
                                        daily net assets over $100 million up to
                                        and including $500 million; plus 0.40%
                                        of the average daily net assets over
                                        $500 million.
--------------------------------------------------------------------------------
Short-Term U.S. Government Bond Fund    0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $500 million; plus 0.45% of the average
                                        daily net assets over $500 million up to
                                        and including $1 billion; plus 0.40% of
                                        the average daily net assets over $1
                                        billion.
--------------------------------------------------------------------------------

                                 Appendix B-13

--------------------------------------------------------------------------------
S&P 500 Index Fund                      0.25% of the value of the average daily
                                        net assets.
--------------------------------------------------------------------------------
S&P MidCap Index Fund                   0.40% of the value of the average daily
                                        net assets.
--------------------------------------------------------------------------------
S&P SmallCap Index Fund                 0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $500 million; plus 0.45% of the average
                                        daily net assets over $500 million up to
                                        and including $1 billion; plus 0.40% of
                                        the average daily net assets over $1
                                        billion.
--------------------------------------------------------------------------------
NASDAQ-100 Index Fund                   0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $500 million; plus 0.45% of the average
                                        daily net assets over $500 million up to
                                        and including $1 billion; plus 0.40% of
                                        the average daily net assets over $1
                                        billion.
--------------------------------------------------------------------------------
European Growth & Income Fund           0.85% of the value of the average daily
                                        net assets.
--------------------------------------------------------------------------------
Equity Income Fund                      0.50% of the value of the average daily
                                        net assets up to and including assets of
                                        $100 million; plus 0.45% of the average
                                        daily net assets over $100 million up to
                                        and including $500 million; and plus
                                        0.40% of the average daily net assets
                                        over $500 million.
--------------------------------------------------------------------------------


                                 FEE LIMITATIONS

California Investment Trust Funds: To the extent that the gross operating costs and expenses of each Fund (excluding any extraordinary expenses, such as litigation) exceed 1.00% (or 1.50% for Class K shares) of that Fund's average daily net asset value for any one fiscal year, the Adviser shall reimburse that Fund for the amount of such excess expenses.


                                 Appendix B-14

                                   APPENDIX C

                      AGREEMENT AND PLAN OF REORGANIZATION

                   AGREEMENT AND PLAN OF REORGANIZATION AMONG

          CALIFORNIA INVESTMENT TRUST, A MASSACHUSETTS BUSINESS TRUST,
         CALIFORNIA INVESTMENT TRUST II, A MASSACHUSETTS BUSINESS TRUST,
                      AND [CALIFORNIA INVESTMENT TRUST], A
                           A DELAWARE STATUTORY TRUST

            This Agreement and Plan of Reorganization (this "Agreement") is made as of this [ ] day of [ ], 2006 by and among California Investment Trust ("CIT") and California Investment Trust II ("CIT II"), each a Massachusetts business trust (each a "MA-Trust" and collectively, the "MA-Trusts"), and [California Investment Trust], a Delaware statutory trust (the "DE-Trust") (the MA-Trusts and the DE-Trust are hereinafter collectively referred to as the "parties").

            In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.    Plan of Reorganization.

      (a) Upon satisfaction or wavier of the conditions precedent described in
Section 3 hereof, each MA-Trust, on behalf of itself and each of its respective separately designated series, as listed on Exhibit A hereto (collectively, the "MA-Funds"), will convey, transfer and deliver to the DE-Trust, on behalf of each of its separately designated series (collectively, the "DE-Funds") (each of which corresponds to the MA-Fund with the same name, as set forth in Exhibit A), at the closing provided for in Section 2 (hereinafter referred to as the "Closing"), all of each MA-Trust's then-existing assets, including the assets of each MA-Fund (the "Assets"). In consideration thereof, the DE-Trust, on behalf of each DE-Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding MA-Fund (including such MA-Fund's pro rata portion of any obligation and liability of the corresponding MA-Trust), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the corresponding DE-Fund; and (ii) to deliver to the corresponding MA-Trust, on behalf of each MA-Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding DE-Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, no par value, of that MA-Fund outstanding at the close of business on the business day immediately preceding the Effective Date of the Reorganization. The reorganizations contemplated hereby are each intended to qualify as a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The MA-Trusts, on behalf of each MA-Fund, shall distribute to the MA-Funds' shareholders the shares of the corresponding DE-Funds in accordance with this Agreement and the resolutions of the Board of Trustees of each MA-Trust (each individually and together, the "Board of Trustees") authorizing the transactions contemplated by this Agreement.


                                  Appendix C-1

      (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE-Trust will establish an open account on the records of the DE-Funds for each shareholder of the corresponding MA-Funds and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE-Funds equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the corresponding MA-Funds at the close of business on the business day immediately preceding the Effective Date of the Reorganization. At the close of business on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each DE-Fund shall be deemed to be the same as the net asset value per share of the corresponding class of shares of the corresponding MA-Funds. On the Effective Date of the Reorganization, each certificate representing shares of a class of an MA-Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding DE-Fund, provided, however, new certificates representing DE-Trust shares will not be issued to shareholders. Simultaneously with the crediting of the shares of the DE-Funds to the shareholders of record of the corresponding MA-Funds, the shares of the MA-Funds held by such shareholders shall be cancelled.

      (c) As soon as practicable after the Effective Date of the Reorganization, each MA-Trust shall take all necessary steps under Massachusetts business trust law to effect a complete dissolution of such MA-Trust.

      (d) The expenses of entering into and carrying out this Agreement will be borne by the MA-Trusts in such proportion that the net assets of each MA-Trust bears to the total net assets of both MA-Trusts.

2.    Closing and Effective Date of the Reorganization.

            The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE-Trust, on behalf of the DE-Funds, in exchange for the assumption and payment, when due, by the DE-Trust, on behalf of the DE-Funds, of the Liabilities of the corresponding MA-Funds; and (ii) the issuance and delivery of the DE-Funds' shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of each MA-Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to each MA-Trust's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

3.    Conditions Precedent.

            The obligations of the MA-Trusts and the DE-Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions, unless waived by the parties:


                                  Appendix C-2

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to each MA-Trust's Registration Statement on Form N-lA ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), containing such amendments to such Registration Statement as are determined by the officers of each Trust to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE-Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to each MA-Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) for each MA-Trust, an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of such MA-Trust to a Delaware statutory trust shall have been filed with the Commission and the DE-Trust shall have expressly adopted each such amended Form N-8A as its own for purposes of the 1940 Act;

      (c) Each party shall have received legal opinion(s), to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement and the laws of the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to counsel, the reorganizations contemplated by this Agreement each qualify as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the MA-Funds, the DE-Funds or the shareholders of the MA-Funds or the DE-Funds;

      (d) Each MA-Trust shall have received legal opinion(s), dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the MA-Trusts, to the effect that (i) the DE-Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE-Trust and this Agreement, assuming due execution and delivery by the DE-Trust, is a legal, valid and binding agreement of the DE-Trust, enforceable in accordance with its terms; and (iii) the shares of the DE-Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE-Trust;

      (e) The DE-Trust shall have received legal opinion(s), dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE-Trust, to the effect that: (i) each MA-Trust is validly existing and is in good standing under the laws of the Commonwealth of Massachusetts; (ii) each MA-Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite business trust action of each MA-Trust and this Agreement, assuming due execution and delivery by the MA-Trusts, is a legal, valid and binding agreement of each MA-Trust, enforceable against each MA-Trust in accordance with its terms;


                                  Appendix C-3

      (f) The shares of the DE-Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding MA-Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the DE-Trust, on behalf of the DE-Funds, of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the MA-Trusts;

      (h) The shareholders of each MA-Trust shall have voted to direct the corresponding MA-Trust to vote, and each MA-Trust shall have voted, as the initial shareholders of each class of the DE-Trust, to:

            (1) Elect as Trustees of the DE-Trust the following individuals:
Messrs. Stephen C. Rogers, James W. Miller, Jr., Harry Holmes and John B. Sias [and Kevin T. Kogler and Stephen H. Sutro];

            (2) Approve an Investment Advisory Agreement between CCM Partners ("CCM") and the DE-Trust which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between CCM and CIT, on behalf of each of its respective series;

            (3) Approve an Investment Advisory Agreement between CCM and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between CCM and CIT II, on behalf of each of its respective series;

      (i) The Trustees of the DE-Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

            (1) Approval of the Investment Advisory Agreements described in paragraphs (h)(2) and (3) of this Section 3 between CCM and the DE-Trust;

            (2) Approval of the assignment to the DE-Trust of the Custody Agreement, dated January 3, 2005, as amended to date, among CIT, CIT II and U.S. Bank National Association;

            (3) Selection of Tait, Weller & Baker LLP as the DE-Trust's independent auditors for the fiscal year ending August 31, 2006;


                                  Appendix C-4

            (4) Approval of the assignment to the DE-Trust of the Fund Accounting and Services Agreement, dated December 3, 2004, among CIT, CIT II and ALPS Mutual Funds Services, Inc.;

            (5) Approval of the assignment to the DE-Trust of the Transfer Agency and Service Agreement, dated December 3, 2004, among CIT, CIT II and ALPS Mutual Funds Services, Inc.;

            (6) Approval of the assignment to the DE-Trust of the Underwriting Agreement between CIT and RFS Partners;

            (7) Approval of the assignment to the DE-Trust of the Underwriting Agreement between CIT II and RFS Partners;

            (8) Approval of the assignment to the DE-Trust of the Restated Fund Administration Servicing Agreement between CIT and CCM;

            (9) Approval of the assignment to the DE-Trust of the Restated Fund Administration Servicing Agreement between CIT II and CCM;

            (10) Approval of the assignment to the DE-Trust of (a) the Distribution Plan of CIT II pursuant to Rule 12b-1 under the 1940 Act; and (b) the Rule 18f-3 Plan of CIT II;

            (11) Authorization of the issuance by the DE-Trust, on behalf of each DE-Fund, prior to the Effective Date of the Reorganization, of one share of each series of shares of beneficial interest of each DE-Fund to the corresponding MA-Trust, on behalf of the corresponding MA-Fund, in consideration for the payment of $1.00 for each such share for the purpose of enabling each MA-Trust to vote on the matters referred to in paragraph (h) of this Section 3, it being agreed that each such share issued shall be redeemed immediately prior to the consummation of the Reorganization;

            (12) Submission of the matters referred to in paragraph (h) of this
Section 3 to the MA-Trusts as initial shareholders of each class of each DE-Fund; and

            (13) Authorization of the issuance and delivery by the DE-Trust, on behalf of each DE-Fund, of shares of the DE-Funds on the Effective Date of the Reorganization and the assumption by the DE-Funds of the Liabilities of the corresponding MA-Funds in exchange for the Assets of the corresponding MA-Funds pursuant to the terms and provisions of this Agreement.

            At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, in the discretion of the management or the Board of Trustees of either MA-Trust or the management or Board of Trustees of the DE-Trust.


                                  Appendix C-5

4.    Dissolution of the MA-Trusts.

            Promptly following the consummation of the distribution of each class of shares of the DE-Funds to holders of the corresponding class of shares of the corresponding MA-Funds under this Agreement, the officers of each MA-Trust shall take all steps necessary under Massachusetts business trust law to dissolve its business trust status, including publication of any necessary notices to creditors.

5.    Termination.

            The Board of Trustees of either MA-Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the MA-Trusts, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.    Entire Agreement.

            This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.    Further Assurances.

            The MA-Trusts and the DE-Trust shall each take such further action as may be reasonably requested by another party or necessary or desirable and proper to consummate the transactions contemplated hereby.

8.    Counterparts.

            This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.    Governing Law.

            This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  [Remainder of page intentionally left blank]


                                  Appendix C-6

            IN WITNESS WHEREOF, the MA-Trusts and the DE-Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized representatives, all as of the day and year first-above written.


                                          CALIFORNIA INVESTMENT TRUST,
                                          a Massachusetts business trust

                                          By  __________________________________

                                          Name: ________________________________

                                          Title:


                                          CALIFORNIA INVESTMENT TRUST II,
                                          a Massachusetts business trust

                                          By  __________________________________

                                          Name: ________________________________

                                          Title:


                                          [CALIFORNIA INVESTMENT TRUST],
                                          a Delaware statutory trust

                                          By____________________________________

                                          Name: ________________________________

                                          Title: _______________________________


                                  Appendix C-7

                                    Exhibit A

                                 Corresponds to:

                MA-Funds                                DE-Funds
                --------                                --------
California Tax-Free Income Fund           California Tax-Free Income Fund
California Insured Intermediate Fund      California Insured Intermediate Fund
California Tax-Free Money Market Fund     California Tax-Free Money Market Fund
S&P 500 Index Fund                        S&P 500 Index Fund
S&P MidCap Index Fund                     S&P MidCap Index Fund
S&P SmallCap Index Fund                   S&P SmallCap Index Fund
Equity Income Fund                        Equity Income Fund
European Growth & Income Fund             European Growth & Income Fund
Nasdaq-100 Index Fund                     Nasdaq-100 Index Fund
U.S. Government Securities Fund           U.S. Government Securities Fund
The United States Treasury Trust          The United States Treasury Trust
Short-Term U.S. Government Bond Fund      Short-Term U.S. Government Bond Fund


                                  Appendix C-8

                                   APPENDIX D

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A Comparison of:

                 The Law Governing Delaware Statutory Trusts and
              The Charter Documents of California Investment Trust
                        and California Investment Trust
                                 Under Such Law

                                      With

               The Law Governing Massachusetts Business Trusts and
            The Charter Documents of California Investment Trust and
                         California Investment Trust II
                                 Under Such Law

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Governing Documents/   A Delaware statutory trust   The Massachusetts business
Governing Body         (a "DST") is formed by a     trusts, California
                       governing instrument and     Investment Trust and
                       the filing of a              California Investment
                       certificate of trust with    Trust II (collectively,
                       the Delaware Secretary of    the "MBT"), are created by
                       State.  The Delaware law     filing a declaration of
                       governing a DST is           trust with the Secretary
                       referred to in this          of the Commonwealth of the
                       comparison as the            Commonwealth of
                       "Delaware Act."              Massachusetts and with the
                                                    clerk of every city or
                                                    town in Massachusetts
                                                    where the trust has a
                                                    usual place of business.

                       A DST is an unincorporated   The MBT is an
                       association organized        unincorporated association
                       under the Delaware Act       organized under the
                       whose operations are         Massachusetts statute
                       governed by its governing    governing business trusts
                       instrument (which may        (the "Massachusetts
                       consist of one or more       Statute") and is
                       instruments).  Its           considered to be a hybrid,
                       business and affairs are     having characteristics of
                       managed by or under the      both corporations and
                       direction of one or more     common law trusts.  The
                       trustees (referred to        MBT's operations are
                       herein as the "trustees"     governed by a trust
                       or the "board").             instrument and by-laws.
                                                    The business and affairs
                                                    of the MBT are managed by
                                                    or under the direction of
                                                    a board of trustees
                                                    (referred to herein as the
                                                    "trustees" or "the board").
                       If a DST is, becomes, or
                       will become, prior to or
                       within 180 days following
                       its first issuance of
                       beneficial interests, a
                       registered investment
                       company under the
                       Investment Company Act of
                       1940, as amended (the
                       "1940 Act"), such DST is
                       not required to have a
                       trustee who is a resident
                       of Delaware or who has a
                       principal place of
                       business in Delaware;
                       provided that notice that
                       the DST is or will become
                       such a registered
                       investment company is set
                       forth in the DST's
                       certificate of trust and
                       the DST has a registered
                       office and a registered
                       agent for service of
                       process in Delaware.


                                  Appendix D-1

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       The governing instrument     The governing instrument
                       for the DST, California      for the MBT, California
                       Investment Trust (the "DE    Investment Trust and
                       Trust"), is comprised of     California Investment
                       an agreement and             Trust II (collectively,
                       declaration of trust (the    the "Trust"), is comprised
                       "DE Declaration") and        of an Amended Declaration
                       by-laws (the "DE             of Trust (the "MA
                       By-Laws").  The DE Trust's   Declaration") and Amended
                       governing body is the        By-Laws (the "MA
                       board.                       By-Laws").  Any and all
                                                    references to the MA
                                                    Declaration and the MA
                                                    By-Laws shall be deemed to
                                                    apply equally to the
                                                    respective Amended
                                                    Declaration of Trust and
                                                    Amended By-Laws of both
                                                    California Investment
                                                    Trust and California
                                                    Investment Trust II. The
                                                    Trust's governing body is
                                                    a board of trustees.

                       Each trustee of the DE       The MA Declaration
                       Trust holds office for the   provides that, except in
                       lifetime of the DE Trust     the event of resignation
                       or until such trustee's      or removal (as described
                       earlier death,               below), each trustee shall
                       resignation, removal,        hold office until the next
                       retirement or inability      meeting of shareholders
                       otherwise to serve, or, if   and until his successor is
                       sooner than any such         elected and qualified to
                       events, until the next       serve as trustee.
                       meeting of shareholders
                       called for the purpose of
                       electing trustees, or
                       consent of shareholders in
                       lieu thereof for the
                       election of trustees, and
                       until the election and
                       qualification of his or
                       her successor.

Designation of         Under the Delaware Act,      Under the Massachusetts
Ownership Shares or    the ownership interests in   Statute, the ownership
Interests              a DST are denominated as     interests in the MBT are
                       "beneficial interests" and   denominated as "beneficial
                       are held by "beneficial      interests" and are held by
                       owners."  However, there     "beneficial owners."
                       is flexibility as to how a   However, there is
                       governing instrument         flexibility as to how a
                       refers to "beneficial        governing instrument
                       interests" and "beneficial   refers to "beneficial
                       owners" and the governing    interests" and "beneficial
                       instrument may identify      owners" and the governing
                       "beneficial interests" and   instrument may identify
                       "beneficial owners" as       "beneficial interests" and
                       "shares" and                 "beneficial owners" as
                       "shareholders,"              "shares" and "shareholders,"
                       respectively.                respectively.

                       The DE Trust's beneficial    The Trust's beneficial
                       interests, without par       interests, without par
                       value, are designated as     value, are designated as
                       "shares" and its             "shares" and its
                       beneficial owners are        beneficial owners are
                       designated as                designated as
                       "shareholders."  This        "shareholders."  This
                       comparison will use the      comparison will use the
                       "share" and "shareholder"    "share" and "shareholder"
                       terminology.                 terminology.


                                  Appendix D-2

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Series and Classes     Under the Delaware Act,      The Massachusetts Statute
                       the governing instrument     is largely silent as to
                       may provide for classes,     the MBT's ability to issue
                       groups or series of          one or more series or
                       shares, shareholders or      classes of beneficial
                       trustees, having such        interests or any
                       relative rights, powers      requirements for the
                       and duties as set forth in   creation of such series or
                       the governing instrument.    classes, although the
                       Such classes, groups or      trust documents creating
                       series may be created in     the MBT may provide
                       the DST's governing          methods or authority to
                       instrument or otherwise in   create such series or
                       the manner provided in the   classes without seeking
                       governing instrument.  No    shareholder approval.
                       state filing is necessary
                       and, unless required by
                       the governing instrument,
                       shareholder approval is
                       not needed.  Except to the
                       extent otherwise provided
                       in the governing
                       instrument of a DST, where
                       the DST is a registered
                       investment company under
                       the 1940 Act, any class,
                       group or series of shares
                       established by the
                       governing instrument shall
                       be a class, group or
                       series preferred as to
                       distributions or dividends
                       over all other classes,
                       groups or series with
                       respect to assets
                       specifically allocated to
                       such class, group or
                       series as contemplated by
                       Section 18 (or any
                       amendment or successor
                       provision) of the 1940 Act
                       and any regulations issued
                       thereunder.

                       The DE Declaration           The MA Declaration
                       authorizes the board to      authorizes an unlimited
                       divide the DE Trust's        number of shares, which
                       shares into separate and     may be further divided
                       distinct series and to       into separate series or
                       divide a series into         classes.  The MA
                       separate classes of shares   Declaration also provides
                       as permitted by the          that the trustees, in
                       Delaware Act.  Such series   their discretion, may
                       and classes will have the    authorize the issuance of
                       rights, powers and duties    multiple series or
                       set forth in the DE          classes, and the different
                       Declaration unless           series or classes shall be
                       otherwise provided in        established and
                       resolutions of the board     designated, and the
                       with respect to such         variations in the relative
                       series or class.  The        rights and preferences as
                       board may classify or        between the different
                       reclassify any unissued      series or classes shall be
                       shares or any shares of      fixed and determined by
                       the DE Trust or any series   the trustees, provided
                       or class, that were          that all shares shall be
                       previously issued and are    identical except that
                       reacquired, into one or      there may be variations so
                       more series or classes       fixed and determined
                       that may be established      between different series
                       and designated from time     or classes as to
                       to time.                     investment objective,
                                                    purchase price, rights of
                                                    redemption and the price,
                                                    terms and manner of
                                                    redemption, special and
                                                    relative rights as to
                                                    dividends and on
                                                    liquidation, conversion
                                                    rights, conditions under
                                                    which the several series
                                                    or classes shall have
                                                    separate voting rights or
                                                    no voting rights, and such
                                                    other matters, as the
                                                    trustees deem
                                                    appropriate.  The trustees
                                                    may classify or reclassify
                                                    any unissued shares or any
                                                    shares previously issued
                                                    and reacquired of any
                                                    series or class into one
                                                    or more other series, or
                                                    one or more other classes
                                                    that may be established
                                                    and designated from time
                                                    to time.


                                  Appendix D-3

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       The DE Declaration           The MA Declaration
                       provides that the            provides that the
                       establishment and            establishment and
                       designation of any series    designation of any series
                       or class shall be            or class of shares shall
                       effective, without the       be effective upon the
                       requirement of shareholder   execution by a majority of
                       approval, upon the           the then trustees of an
                       adoption of a resolution     instrument setting forth
                       by not less than a           such establishment and
                       majority of the then board   designation and the
                       of trustees, which           relative rights and
                       resolution shall set forth   preferences of such
                       such establishment and       series, or as otherwise
                       designation and may          provided in such
                       provide, to the extent       instrument.  At any time
                       permitted by the Delaware    that there are no shares
                       Act, for rights, powers      outstanding of any
                       and duties of such series    particular series or class
                       or class (including          previously established and
                       variations in the relative   designated, the trustees
                       rights and preferences as    may, by an instrument
                       between the different        executed by majority of
                       series and classes)          their number, abolish that
                       otherwise than as provided   series or class and the
                       in the DE Declaration.       establishment and
                       The board has approved       designation thereof.
                       resolutions that, together
                       with the DE Declaration
                       and the DE By-Laws,
                       provide the shareholders
                       of each series and class
                       of the DE Trust with
                       substantially the same
                       rights, powers and duties,
                       as the shareholders of the
                       corresponding series and
                       class of the Trust.

                       Assets and Liabilities       Assets and Liabilities

                       The DE Declaration also      The MA Declaration
                       provides that each series    provides that all
                       of the DE Trust shall be     consideration received by
                       separate and distinct from   the Trust for the issue or
                       any other series of the DE   sale of shares of a
                       Trust, and each class of a   particular  series,
                       series shall be separate     together with all assets
                       and distinct from any        in which such
                       other class of the           consideration is invested
                       series.  The DE Trust        or reinvested, all income,
                       shall maintain separate      earnings, profits and
                       and distinct records on      proceeds thereof,
                       the books of the DE Trust    including any proceeds
                       for each series and each     derived from the sale,
                       class of a series.  The DE   exchange or liquidation of
                       Trust shall hold and         such assets, and any funds
                       account for the assets and   or payments derived from
                       liabilities belonging to     any reinvestment of such
                       any such series separately   proceeds in whatever form
                       from the assets and          the same may be, shall
                       liabilities of the DE        irrevocably belong to that
                       Trust or any other series    series for all purposes,
                       and shall hold and account   subject only to the rights
                       for the liabilities          of creditors of such
                       belonging to any such        series, and shall be so
                       class of a series            recorded upon the books of
                       separately from the          account of the Trust.  In
                       liabilities of the DE        the event that there are
                       Trust, the series or any     any assets, income,
                       other class of the           earnings, profits, and
                       series.  If any assets or    proceeds thereof, funds,
                       liabilities which are not    or payments which are not
                       readily identifiable as      readily identifiable as
                       assets or liabilities of a   belonging to any
                       particular series, then      particular series, the
                       the board, or an             trustees or their delegate
                       appropriate officer as       shall allocate them among
                       determined by the board,     any one or more of the
                       shall allocate such assets   series established and
                       or liabilities to, between   designated from time to
                       or among any one or more     time in such manner and on
                       of the series in such        such basis as the
                       manner and on such basis     trustees, in their sole
                       as the board, in its sole    discretion, deem fair and
                       discretion, deems fair and   equitable.  Each such
                       equitable.  Each such        allocation by the trustees
                       allocation by or under the   or their delegate shall be
                       direction of the board       conclusive and binding
                       shall be conclusive and      upon the shareholders of
                       binding upon the             all series for all
                       shareholders of all series   purposes.  No holder of
                       for all purposes.            shares of any series shall
                       Liabilities, debts,          have any claim on or right
                       obligations, costs,          to any assets allocated or
                       charges, reserves and        belonging to any other
                       expenses related to the      series.  The assets
                       distribution of, and other   belonging to each
                       identified expenses that     particular series shall be
                       should properly be           charged with the
                       allocated to, the shares     liabilities of the Trust
                       of a particular class may    allocated to that series
                       be charged to and borne      and all expenses, costs,
                       solely by such class.  The   charges and reserves
                       bearing of expenses solely   attributable to that
                       by a particular class of     series which are not
                       shares may be                readily identifiable as
                       appropriately reflected in   belonging to any
                       (in a manner determined by   particular class, and any
                       the board), and may affect   general liabilities,
                       the net asset value          expenses, costs, charges
                       attributable to, and the     or reserves of the Trust
                       dividend, redemption and     which are not readily
                       liquidation rights of,       identifiable as belonging
                       such class.  Each            to any particular series
                       allocation of liabilities,   shall be allocated and
                       debts, obligations, costs,   charged by the trustees or
                       charges, reserves and        their delegate to and
                       expenses by or under the     among any one or more of
                       direction of the board       the series.  All persons
                       shall be conclusive and      extending credit to,
                       binding upon the             contracting with, or
                       shareholders of all          having any claim against a
                       classes for all purposes.    particular series of the
                                                    Trust shall look only to
                                                    the assets of that
                                                    particular series for
                                                    payment of such credit,
                                                    contract or claim.


                                  Appendix D-4

                       Dividends and Distributions  Dividends and Distributions

                       The DE Declaration           The MA Declaration
                       provides that no dividend    provides that each holder
                       or distribution,             of shares of a series or
                       including, without           class thereof shall be
                       limitation, any              entitled to receive his
                       distribution paid upon       pro rata share of
                       dissolution of the DE        distributions of income
                       Trust or of any series,      and capital gains made
                       nor any redemption of, the   with respect to such
                       shares of any series or      series or class net of
                       class of such series shall   liabilities, expenses,
                       be effected by the DE        costs, charges and
                       Trust other than from the    reserves belonging and
                       assets held with respect     allocated to such series
                       to such series, nor,         or class.  The MA
                       except as specifically       Declaration also provides
                       provided in the DE           that dividends and
                       Declaration, shall any       distributions on shares of
                       shareholder of any           a particular series or
                       particular series            class thereof may be paid
                       otherwise have any right     or credited in such manner
                       or claim against the         and with such frequency as
                       assets held with respect     the trustees may determine
                       to any other series or the   as long as consistent with
                       DE Trust generally,          the MA Declaration, which
                       except, in the case of a     may be daily or otherwise,
                       right or claim against the   pursuant to a standing
                       assets held with respect     resolution or resolutions
                       to any other series, to      adopted only once or with
                       the extent that such         such frequency as the
                       shareholder has such a       trustees may determine, to
                       right or claim under the     the holders of shares of
                       DE Declaration as a          that series or class, from
                       shareholder of such other    such of the income and
                       series.  The DE              capital gains, accrued or
                       Declaration provides that    realized, from the assets
                       dividends and                belonging to that series,
                       distributions on shares of   as the trustees may
                       a particular series or       determine, after providing
                       class may be paid or         for actual and accrued
                       credited in such manner      liabilities belonging to
                       and with such frequency as   that series or class or
                       the trustees may             after retaining such
                       determine, which may be      amounts as the trustees
                       daily or otherwise,          may deem desirable to use
                       pursuant to a standing       in the conduct of the
                       resolution or resolutions    Trust's current or future
                       adopted only once or with    business requirements.
                       such frequency as the        All dividends and
                       trustees may determine, to   distributions on shares of
                       the holders of shares of     a particular series or
                       that series or class, from   class shall be distributed
                       such of the income or        pro rata to the holders of
                       capital gains, accrued or    that series or class in
                       realized, from the assets    proportion to the number
                       belonging to that series,    of shares of that series
                       as the trustees may          or class held by such
                       determine, after providing   holders at the date and
                       for actual and accrued       time of record established
                       liabilities belonging to     for the payment of such
                       that series or class or      dividends or
                       after retaining such         distributions.


                                  Appendix D-5

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       amounts as the trustees
                       may deem desirable to use
                       in the conduct of the DE
                       Trust's current or future
                       business requirements.
                       All dividends and
                       distributions on shares of
                       a particular series or
                       class shall be distributed
                       pro rata to the holders of
                       that series or class in
                       proportion to the number
                       of shares of that series
                       or class held by such
                       holders at the date and
                       time of record established
                       for the payment of such
                       dividends or
                       distributions, except that
                       in connection with any
                       dividend or distribution
                       program or procedure the
                       trustees may determine
                       that no dividend or
                       distribution shall be
                       payable on shares as to
                       which the shareholder's
                       purchase order and/or
                       payment have not been
                       received by the time or
                       times established by the
                       trustees under such
                       program or procedure.
                       Such dividends and
                       distributions may be made
                       in cash or shares or a
                       combination thereof as
                       determined by the trustees
                       or pursuant to any program
                       that the trustees may have
                       in effect at the time for
                       the election by each
                       shareholder of the mode of
                       the making of such
                       dividend or distribution
                       to that shareholder.  Any
                       such dividend or
                       distribution paid in
                       shares will be paid at the
                       net asset value thereof
                       determined in accordance
                       with the provisions of the
                       DE Declaration.  The
                       dividends and
                       distributions of
                       investment income and
                       capital gains with respect
                       to shares of a class shall
                       be in such amount as may
                       be declared from time to
                       time by the trustees, and
                       such dividends and
                       distributions may vary
                       between the classes to
                       reflect differing
                       allocations of the
                       expenses of the DE Trust
                       between the classes to
                       such extent and for such
                       purposes as the trustees
                       deem appropriate.
                       Before payment of any
                       dividend there may be set
                       aside out of any funds of
                       the DE Trust, or the
                       applicable series,
                       available for dividends
                       such sum or sums as the
                       board may from time to
                       time, in its absolute
                       discretion, think proper
                       as a reserve fund to meet
                       contingencies, or for
                       equalizing dividends, or
                       for repairing or
                       maintaining any property
                       of the DE Trust, or any
                       series, or for such other
                       lawful purpose as the
                       board shall deem to be in
                       the best interests of the
                       DE Trust, or the
                       applicable series, as the
                       case may be, and the board
                       may abolish any such
                       reserve in the manner in
                       which it was created.


                                  Appendix D-6

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Amendments to          The Delaware Act provides    The Massachusetts Statute
Governing Documents    broad flexibility as to      provides broad flexibility
                       the manner of amending       as to the manner of
                       and/or restating the         amending or restating the
                       governing instrument of a    governing instrument of
                       DST.  Amendments to the DE   the MBT.  The
                       Declaration that do not      Massachusetts Statute
                       change the information in    provides that the trustees
                       the DST's certificate of     shall, within thirty (30)
                       trust are not required to    days after the adoption of
                       be filed with the Delaware   any amendment to the
                       Secretary of State.          declaration of trust, file
                                                    a copy with the Secretary
                                                    of the Commonwealth of the
                                                    Commonwealth of
                                                    Massachusetts and with the
                                                    clerk of every city or
                                                    town in Massachusetts
                                                    where the Trust has a
                                                    usual place of business.

                       Declaration of Trust         Declaration of Trust

                       Under Article IX of the DE   The MA Declaration may be
                       Declaration, the DE          amended by any instrument
                       Declaration may be           in writing signed by a
                       restated and/or amended at   majority of the trustees.
                       any time by approval (i)
                       by vote of the
                       shareholders in accordance
                       with Article III, Section
                       6 and Article V of the DE
                       Declaration; or (ii) by
                       vote of not less than a
                       majority of the board at a
                       properly convened meeting
                       or by an instrument in
                       writing signed by not less
                       than a majority of the
                       board; provided that, to
                       the extent that the DE
                       Declaration, the 1940 Act
                       or the requirements of any
                       securities exchange on
                       which shares are listed
                       for trading, requires, in
                       addition to, or apart
                       from, such approval by
                       action of the board,
                       approval of such
                       restatement rights with
                       respect to any shares of
                       the DE Trust by reducing
                       the amount payable thereon
                       upon the liquidation of
                       the DE Trust or by
                       diminishing or eliminating
                       any voting rights
                       pertaining to reducing the
                       amount payable thereon
                       upon liquidation, except
                       with the vote or consent
                       of the holders of
                       two-thirds of the shares
                       outstanding and entitled
                       to vote.


                                  Appendix D-7

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       By-Laws                      By-Laws

                       The DE By-Laws may be        The MA By-Laws may be
                       amended, restated or         altered, amended or
                       repealed or new by-laws      repealed, or new by-laws
                       may be adopted by the        may be adopted (a) by a
                       affirmative vote of a        Majority Shareholder Vote
                       majority of the              (as that term is defined
                       outstanding shares           in the 1940 Act), or (b)
                       entitled to vote.  The DE    by the trustees, provided,
                       By-Laws may also be          however that no MA By-Law
                       amended, restated or         may be amended, adopted or
                       repealed or new by-laws      repealed by the trustees
                       may be adopted by the        if such amendment,
                       board, by a vote of not      adoption or repeal
                       less than a majority of      requires, pursuant to law,
                       the trustees present at a    the MA Declaration or the
                       meeting at which a quorum    MA By-Laws, a vote of
                       is present.                  shareholders.
                       Certificate of Trust
                       Pursuant to the DE
                       Declaration, amendments
                       and/or restatements of the
                       certificate of trust shall
                       be made at any time by the
                       board, without approval of
                       the shareholders, to
                       conform the certificate of
                       trust to any amendment in
                       the DE Declaration or DE
                       By-laws or to correct any
                       inaccuracy contained
                       therein.  Any such
                       amendments/restatements of
                       the certificate of trust
                       must be executed by at
                       least one (1) trustee and
                       filed with the Delaware
                       Secretary of State in
                       order to become effective.

Preemptive Rights      Under the Delaware Act, a    The MA Statute contains no
and Redemption of      governing instrument may     specific provision with
Shares                 contain any provision        respect to the rights,
                       relating to the rights,      duties or obligations of
                       duties and obligations of    shareholders.
                       the shareholders.  Unless
                       otherwise provided in the
                       governing instrument, a
                       shareholder shall have no
                       preemptive right to
                       subscribe to any
                       additional issue of shares
                       or another interest in a
                       DST.

                       The DE Declaration           The MA Declaration
                       provides that no             provides that the shares
                       shareholder shall have the   of the Trust do not
                       preemptive or other right entitle the holder thereof to subscribe for new or to preference, preemptive,
                       additional shares or other   appraisal, conversion or
                       securities issued by the     exchange rights, except as
                       DE Trust or any series       the trustees may determine
                       thereof.                     with respect to any series
                                                    of shares.

                       Unless otherwise provided    All shares of the Trust
                       in the DE Trust's            are redeemable at the
                       prospectus relating to the   redemption price
                       outstanding shares, as       determined in the manner
                       such prospectus may be       set forth in the MA
                       amended from time to time,   Declaration.
                       the DE Trust shall
                       purchase the outstanding
                       shares offered by any
                       shareholder for redemption
                       upon such shareholder's
                       compliance with the
                       procedures set forth in
                       the DE Declaration and/or
                       such other procedures as
                       the board may authorize.
                       The DE Trust shall pay the
                       net asset value for such
                       outstanding shares offered
                       for redemption (excluding
                       any applicable redemption
                       fee or sales charges), in
                       accordance with the DE
                       Declaration, the DE
                       By-Laws, the 1940 Act and
                       other applicable law.  The
                       DE Trust will pay
                       shareholders for such
                       redemption of shares
                       within seven days after
                       the date the redemption
                       request is received in
                       proper form and/or
                       compliance with such other
                       procedures authorized by
                       the board; provided, that
                       if payment is made other
                       than exclusively in cash,
                       any securities to be
                       delivered as part of such
                       payment shall be delivered
                       as promptly as any
                       necessary transfers of
                       such securities on the
                       books of the several
                       corporations whose
                       securities are to be
                       delivered practicably can
                       be made, which may not
                       necessarily occur within
                       such seven-day period.
                       The DE Trust is not liable
                       for any delay of any
                       corporation or other
                       person in transferring
                       such securities.


                                  Appendix D-8

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       The DE Trust's obligations
                       to redeem shares may be
                       suspended or postponed by
                       the board (i) during any
                       time the New York Stock
                       Exchange (the "Exchange")
                       is closed for other than
                       weekends or holidays; (ii)
                       if permitted by the rules
                       of the U.S Securities and
                       Exchange Commission
                       ("SEC"), during periods
                       when trading on the
                       Exchange is restricted; or
                       (iii) during any National
                       Financial Emergency (as
                       defined in the DE
                       Declaration).  The board
                       may, in its discretion,
                       terminate the suspension
                       relating to a National
                       Financial Emergency, as
                       the case may be, on the
                       first business day on
                       which the Exchange reopens
                       or the period specified
                       above expires (as to
                       which, in the absence of
                       an official ruling by the
                       SEC, the determination of
                       the board is conclusive).

                       The DE Trust's payments
                       for redemption of such
                       outstanding shares shall
                       be made in cash, but may,
                       at the option of the board
                       or an authorized officer,
                       be made in kind or
                       partially in cash and
                       partially in kind.  For
                       any payment in kind, the
                       board, or its authorized
                       officers, will have
                       absolute discretion as to
                       what security or
                       securities of the DE Trust
                       or the applicable series
                       shall be distributed in
                       kind and the amount of the
                       same; and the securities
                       shall be valued for
                       purposes of distribution
                       at the value at which they
                       were appraised in
                       computing the then current
                       net asset value of the
                       shares, provided that any
                       shareholder who cannot
                       legally acquire securities
                       so distributed in kind by
                       reason of the prohibitions
                       of the 1940 Act or the
                       provisions of the Employee
                       Retirement Income Security
                       Act of 1974, as amended,
                       or any other applicable
                       law, shall receive cash.
                       Shareholders shall bear
                       the expenses of in-kind
                       transactions.


                                  Appendix D-9

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       In addition, at the option
                       of the board, the DE Trust
                       may, from time to time,
                       without the vote of the
                       shareholders, but subject
                       to the 1940 Act, redeem
                       outstanding shares or
                       authorize the closing of
                       any shareholder account,
                       subject to such conditions
                       as may be established by
                       the board.

Dissolution and        The DE Trust shall be        The Trust must be
Termination Events     dissolved upon the first     terminated (i) by the
                       to occur of the              affirmative vote of the
                       following:  (i) upon the     holders of not less than
                       vote of the holders of not   two-thirds of the shares
                       less than a majority of      outstanding of each Series
                       the shares of the DE Trust   entitled to vote at any
                       entitled to vote; (ii) at    meeting of shareholders;
                       the discretion of the        or (ii) by the trustees by
                       board at any time there      written notice to the
                       are no shares outstanding    shareholders.
                       of the DE Trust or upon at
                       least thirty days' prior
                       written notice to the
                       shareholders of the DE
                       Trust; (iii) upon the
                       sale, conveyance and
                       transfer of all of the
                       assets of the DE Trust to
                       another entity; or (iv)
                       upon the occurrence of a
                       dissolution or termination
                       event pursuant to any
                       provision of the DE
                       Declaration or the
                       Delaware Act.

                       A particular series shall
                       be dissolved upon the
                       first to occur of the
                       following:  (i) upon the
                       vote of the holders of not
                       less than a majority of
                       the shares of that series
                       entitled to vote; (ii) at
                       the discretion of the
                       board at any time there
                       are no shares outstanding
                       of that series or upon at
                       least thirty days' prior
                       written notice to the
                       shareholders of such
                       series; (iii) upon the
                       occurrence of a
                       dissolution or termination
                       event for that series
                       pursuant to any provision
                       of the DE Declaration or
                       the Delaware Act; or (iv)
                       upon any event that causes
                       the dissolution of the DE
                       Trust.

                       A particular class shall
                       be terminated upon the
                       first to occur of the
                       following:  (i) upon the
                       vote of the holders of not
                       less than a majority of
                       the outstanding shares of
                       that class entitled to
                       vote; (ii) at the
                       discretion of the board at
                       any time there are no
                       shares outstanding of that
                       class; or (iii) upon the
                       dissolution of the series
                       of which the class is a
                       part.


                                 Appendix D-10

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Liquidation upon       Under the Delaware Act, a    The Massachusetts Statute
Dissolution or         DST that has dissolved       does not contain specific
Termination            shall first pay or make      provisions with respect to
                       reasonable provision to      the liquidation upon
                       pay all known claims and     dissolution or termination
                       obligations, including       of the MBT.
                       those that are contingent,
                       conditional and unmatured,
                       and all known claims and
                       obligations for which the
                       claimant is unknown.  Any
                       remaining assets shall be
                       distributed to the
                       shareholders or as
                       otherwise provided in the
                       governing instrument.
                       Under the Delaware Act, a
                       series that has dissolved
                       shall first pay or make
                       reasonable provision to
                       pay all known claims and
                       obligations of the series,
                       including those that are
                       contingent, conditional
                       and unmatured, and all
                       known claims and
                       obligations of the series
                       for which the claimant is
                       unknown.  Any remaining
                       assets of the series shall
                       be distributed to the
                       shareholders of such
                       series or as otherwise
                       provided in the governing
                       instrument.

                       The DE Declaration           The MA Declaration
                       provides that any            provides that, upon
                       remaining assets of the      termination of the Trust,
                       dissolved DE Trust and/or    after paying or otherwise
                       each series thereof (or      providing for all charges,
                       the particular dissolved     taxes, expenses and
                       series, as the case may      liabilities belonging,
                       be) shall be distributed     severally, to each Series,
                       to the shareholders of the   the Trust shall, in
                       DE Trust and/or each         accordance with such
                       series thereof (or the       procedures as the Trustees
                       particular dissolved         consider appropriate,
                       series, as the case may      reduce the remaining
                       be) ratably according to     assets belonging to each
                       the number of shares of      Series to distributable
                       the DE Trust and/or such     form in cash or shares or
                       series thereof (or the       other securities, or any
                       particular dissolved         combination thereof, and
                       series, as the case may      distribute the proceeds
                       be) held of record by the    belonging to each Series
                       several shareholders on      to the Shareholders of
                       the date for such            that Series, as a Series,
                       dissolution distribution;    ratably according to the
                       provided, however, that if   number of shares of that
                       the outstanding shares of    Series held by the several
                       a series are divided into    Shareholders on the date
                       classes, any remaining       of termination.
                       assets held with respect
                       to such series shall be
                       distributed to each class
                       of such series according
                       to the net asset value
                       computed for such class
                       and within such particular
                       class, shall be
                       distributed ratably to the
                       shareholders of such class
                       according to the number of
                       shares of such class held
                       of record by the several
                       shareholders on the date
                       for such dissolution
                       distribution.


                                 Appendix D-11

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Voting Rights,         Under the Delaware Act,      The Massachusetts Statute
Meetings, Notice,      the governing instrument     does not contain specific
Quorum, Record Dates   may set forth any            provisions with respect to
and Proxies            provision relating to        the voting rights of the
                       trustee and shareholder      shareholders of the MBT.
                       voting rights, including
                       the withholding of such
                       rights from certain
                       trustees or shareholders.
                       If voting rights are
                       granted, the governing
                       instrument may contain any
                       provision relating to
                       meetings, notice
                       requirements, written
                       consents, record dates,
                       quorum requirements,
                       voting by proxy and any
                       other matter pertaining to
                       the exercise of voting
                       rights.  The governing
                       instrument may also
                       provide for the
                       establishment of record
                       dates for allocations and
                       distributions by the DST.

                       The DE Declaration           The MA Declaration
                       provides that, subject to    provides that shareholders
                       its Article III, Section     shall have power to vote
                       6, the shareholders shall    only with respect to the
                       have the power to vote       following matters:  (i)
                       only (i) on such matters     election of trustees; (ii)
                       required by the DE           termination of the Trust
                       Declaration, the DE          as provided in the MA
                       By-Laws, the 1940 Act,       Declaration; (iii)
                       other applicable law and     mergers, consolidations,
                       any registration statement   sales or disposition of
                       of the DE Trust, the         all of the assets of the
                       registration of which is     Trust; (iv) to the same
                       effective; and (ii) on       extent as the stockholders
                       such other matters as the    of a California business
                       board may consider           corporation as to whether
                       necessary or desirable.      or not to initiate or
                                                    maintain certain
                                                    derivative or class
                                                    actions on behalf of the
                                                    Trust or its shareholders;
                                                    and (v) other matters as
                                                    required by the MA
                                                    Declaration, the MA
                                                    By-laws, the 1940 Act or
                                                    any registration of the
                                                    Trust with the SEC, or as
                                                    the trustees may consider
                                                    necessary or desirable.
                                                    Until shares are issued,
                                                    the trustees may exercise
                                                    all rights of shareholders
                                                    and may take any action
                                                    required by law, the MA
                                                    Declaration or the MA
                                                    By-Laws to be taken by
                                                    shareholders.

                       One Vote Per Share           One Vote Per Share

                       Subject to Article III,      The MA Declaration
                       Section 6 of the DE          provides that each whole
                       Declaration relating to      share shall be entitled to
                       voting by series and         one vote as to any matter
                       classes, the DE              on which it is entitled to
                       Declaration provides that    vote and each fractional
                       each share is entitled to    share shall be entitled to
                       one vote and each            a proportionate fractional
                       fractional share is          vote, except that shares
                       entitled to a fractional     held in the treasury of
                       vote.                        the Trust shall not be
                                                    voted and that the
                                                    trustees may, in
                                                    conjunction with the
                                                    establishment of any
                                                    series of shares,
                                                    establish conditions under
                                                    which the several series
                                                    shall have separate voting
                                                    rights or no voting rights.


                                 Appendix D-12

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Voting by Series or Class    Voting by Series or Class

                       In addition, the DE          The MA Declaration
                       Declaration provides that    provides that all Shares
                       all shares of the DE Trust   of the Trust entitled to
                       entitled to vote on a        vote on a matter shall
                       matter shall vote on the     vote separately by
                       matter, separately by        Series.  That is, the
                       series and, if applicable,   Shareholders  of each
                       by class, provided that:     Series shall have the
                       (i) where the 1940 Act       right to approve or
                       requires all shares of the   disapprove  matters
                       DE Trust to be voted in      affecting each respective
                       the aggregate without        Series  as if  the
                       differentiation between      Series  were  separate
                       the separate series or       companies.  There  are
                       classes, then all of the     however  two exceptions
                       DE Trust's shares shall      to voting by separate
                       vote in the aggregate; and   Series.  First if the 1940
                       (ii) if any matter affects   Act  requires  all Shares
                       only the interests of some   of the Trust to be voted
                       but not all series or        in the aggregate without
                       classes, then only the       differentiation between
                       shareholders of such         the separate Series or
                       affected series or classes   where the matter is a
                       shall be entitled to vote    Trust-wide matter
                       on the matter.               affecting the Trust such
                                                    as the election of
                                                    Trustees,  then all the
                                                    Trust's Shares shall be
                                                    entitled to vote on a
                                                    one-vote-per-Share
                                                    basis.  Second,  if any
                                                    matter affects only the
                                                    interests of some but not
                                                    all Series,  then only
                                                    such  affected  Series
                                                    shall be entitled to vote
                                                    on the matter.

                       Shareholders' Meetings       Shareholders' Meetings

                       The Delaware Act does not    The MA Statute does not
                       mandate annual               mandate that the MBT hold
                       shareholders' meetings.      annual shareholders'
                                                    meetings.

                       The DE By-Laws authorize     The MA By-Laws do not
                       the calling of a             address a requirement that
                       shareholders' meeting by     the trustees have a
                       the board, the chairperson   meeting of the
                       of the board, the            shareholders.  In the
                       president or any             event that the trustees,
                       vice-president of the DE     the chairman of the
                       Trust for the purpose of     trustees, or the president
                       (i) taking action upon any   determine to have a
                       matter deemed by the board   meeting of the
                       to be necessary or           shareholders, it shall be
                       desirable, including, but    held at such place within
                       not limited to, electing     or without the
                       trustees or removing one     Commonwealth of
                       or more trustees; or (ii)    Massachusetts on such day
                       taking action upon any       and at such time as the
                       matter requested by          trustees shall designate,
                       shareholders at the          provided that proper
                       request of the               notice is given to
                       shareholders holding not     shareholders.  Special
                       less than ten percent of     meetings of shareholders
                       the shares; provided that,   are not addressed in the
                       the board, in its sole       MA By-Laws.
                       discretion, has approved
                       the call and holding of
                       such shareholders' meeting
                       that is requested by
                       shareholders; and provided
                       further that, a
                       shareholders' meeting for
                       the purpose of electing
                       trustees, or removing one
                       or more trustees, shall be
                       called by the president or
                       any vice-president of the
                       DE Trust at the request of
                       the shareholders holding
                       not less than ten percent
                       of the shares.  Any
                       shareholders' meeting
                       called at the request of
                       shareholders shall be
                       called and held, provided
                       that, in the sole
                       discretion of the board,
                       such shareholders pay the
                       reasonably estimated cost
                       of preparing and mailing
                       the notice thereof.
                       However, no meeting may be
                       called at the request of
                       shareholders to consider
                       any matter that is
                       substantially the same as
                       a matter voted upon at a
                       shareholders' meeting held
                       during the preceding
                       twelve months, unless
                       requested by holders of a
                       majority of all shares
                       entitled to be voted at
                       such meeting.


                                 Appendix D-13

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       The DE By-Laws provide       The MA By-Laws further
                       that notice of any meeting   provide that notice of all
                       of shareholders shall be     meetings of shareholders,
                       given to each shareholder    stating the date, time,
                       entitled to vote at such     and place of the meeting
                       meeting in accordance with   and the general nature of
                       Article II, Section 4 of     the business to be
                       the DE By-Laws not less      transacted at the meeting,
                       than ten nor more than one   shall be given either
                       hundred and twenty days      personally or by
                       before the date of the       first-class mail or
                       meeting.  The notice shall   telegraphic or other
                       specify (i) the place,       written communication,
                       date and hour of the         charges prepaid, to each
                       meeting, and (ii) the        shareholder at the address
                       general nature of the        of that shareholder
                       business to be transacted    appearing on the books of
                       and to the extent required   the Trust or its transfer
                       by the 1940 Act, the         agent or given by the
                       purpose or purposes          shareholder to the Trust
                       thereof.  If any notice      for the purpose of
                       addressed to a               notice.  Notice shall be
                       shareholder, at the          deemed given if no such
                       address on record with the   address appears for the
                       DE Trust, is returned to     shareholder on the Trust's
                       the DE Trust marked to       books or is given.  If a
                       indicate the notice cannot   notice is returned by the
                       be delivered at that         postal service as
                       address, all future          undeliverable, all future
                       notices or reports shall     notices shall be deemed to
                       be deemed to have been       have been duly given
                       duly given without further   without further mailing.
                       mailing, or substantial      All notices shall be sent
                       equivalent thereof, if       or otherwise given not
                       such notices shall be        less than seven (7) nor
                       available to the             more than seventy-five
                       shareholder on written       (75) days before the date
                       demand of the shareholder    of the meeting.  If action
                       at the offices of the DE     is proposed to be taken at
                       Trust.                       any meeting for approval
                                                    of a financial interest,
                                                    amendment of the MA
                                                    Declaration,
                                                    reorganization of the
                                                    Trust, or voluntary
                                                    dissolution of the Trust,
                                                    the notice shall also
                                                    state the general nature
                                                    of that proposal.  In
                                                    addition, the name of any
                                                    trustee nominee to be
                                                    elected at a meeting shall
                                                    be given in the notice.
                                                    The MA By-Laws further
                                                    provide that the
                                                    transactions of a meeting
                                                    of shareholders, however
                                                    called and noticed and
                                                    wherever held, shall be as
                                                    valid as though had at a
                                                    meeting duly held after
                                                    regular call and notice if
                                                    a quorum be present either
                                                    in person or by proxy and
                                                    if either before or after
                                                    the meeting each person
                                                    entitled to vote who was
                                                    not present in person or
                                                    by proxy signs a written
                                                    waiver of notice or a
                                                    consent to a holding of
                                                    the meeting or an approval
                                                    of the minutes.  In
                                                    general, except for
                                                    objection at the meeting,
                                                    attendance by a person at
                                                    a meeting shall also
                                                    constitute a waiver of
                                                    notice of that
                                                    meeting.


                                 Appendix D-14

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Record Dates                 Record Dates

                       As set forth above, the      The Massachusetts Statute
                       Delaware Act authorizes      does not contain a
                       the governing instrument     specific provision that
                       of a DST to set forth any    addresses the record dates
                       provision relating to        of meetings of
                       record dates.                shareholders of the MBT.

                       In order to determine the
                       shareholders entitled to
                       notice of, and to vote at,
                       a shareholders' meeting,
                       the DE Declaration
                       authorizes the board to
                       fix a record date.  The
                       record date may not
                       precede the date on which
                       it is fixed by the board
                       and it may not be more
                       than one hundred and
                       twenty days nor less than
                       ten days before the date
                       of the shareholders'
                       meeting.  The DE By-Laws
                       provide that notice of a
                       shareholders' meeting
                       shall be given to
                       shareholders entitled to
                       vote at such meeting not
                       less than ten nor more
                       than one hundred and
                       twenty days before the
                       date of the meeting.

                       To determine the
                       shareholders entitled to
                       vote on any action without
                       a meeting, the DE
                       Declaration authorizes the
                       board to fix a record
                       date.  The record date may
                       not precede the date on
                       which it is fixed by the
                       board nor may it be more
                       than ninety days after the
                       date on which the
                       resolution fixing the
                       record date is adopted by
                       the board.

                       Pursuant to the DE
                       Declaration, if the board
                       does not fix a record
                       date:  (i) the record date
                       for determining
                       shareholders entitled to
                       notice of, and to vote at,
                       a meeting will be the day
                       before the date on which
                       notice is given or, if
                       notice is waived, on the
                       day before the date of the
                       meeting; and (ii) the
                       record date for
                       determining shareholders
                       entitled to vote on any
                       action by consent in
                       writing without a meeting,
                       (a) when no prior action
                       by the board has been
                       taken, shall be the day on
                       which the first signed
                       written consent is
                       delivered to the DE Trust,
                       or (b) when prior action
                       of the board has been
                       taken, shall be the day on
                       which the board adopts the
                       resolution taking such
                       prior action.


                                 Appendix D-15

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       To determine the
                       shareholders of the DE
                       Trust or any series or
                       class thereof entitled to
                       a dividend or any other
                       distribution of assets of
                       the DE Trust or any series
                       or class thereof (other
                       than in connection with a
                       merger, consolidation,
                       conversion, or
                       reorganization, which is
                       governed by Article VIII
                       of the DE Declaration),
                       the DE Declaration
                       authorizes the board (i)
                       to fix a record date,
                       which may not precede the
                       date on which it is fixed
                       by the board nor may it be
                       more than sixty days
                       before the date such
                       dividend or distribution
                       is to be paid; (ii) to
                       adopt standing resolutions
                       fixing record dates and
                       related payment dates at
                       periodic intervals of any
                       duration; and/or (iii) to
                       delegate to an appropriate
                       officer or officers the
                       determination of such
                       periodic record and/or
                       payment dates for such
                       dividends and/or
                       distributions.  The board
                       may set different record
                       dates for different series
                       or classes.
                                                    The MA By-Laws provide
                                                    that shareholders entitled
                                                    to vote at any meeting of
                                                    shareholders or to vote or
                                                    entitled to give consent
                                                    to action with a meeting
                                                    shall be determined in
                                                    accordance with the
                                                    provisions of the MA
                                                    Declaration, as in effect
                                                    at such time.  For
                                                    purposes of determining
                                                    the shareholders entitled
                                                    to vote, the trustees may
                                                    fix in advance a record
                                                    date which shall not be
                                                    more than seventy-five
                                                    (75) days nor less than
                                                    seven (7) days before the
                                                    date of any such meeting
                                                    as provided in the MA
                                                    Declaration.  If the
                                                    trustees do not so fix a
                                                    record date, the record
                                                    date shall be at the close
                                                    of business on the
                                                    business day next
                                                    preceding the day on which
                                                    notice is given or, if
                                                    notice is waived, at the
                                                    close of business on the
                                                    business day next
                                                    preceding the day on which
                                                    the meeting is held;
                                                    however, the record date
                                                    for determining
                                                    shareholders entitled to
                                                    give consent to action in
                                                    writing without a meeting,
                                                    when no prior action by
                                                    the trustees has been
                                                    take, shall be the day on
                                                    which the first written
                                                    consent is given or, when
                                                    prior action of the
                                                    trustees has been taken,
                                                    shall be at the close of
                                                    business on the day on
                                                    which the trustees adopt
                                                    the resolution relating to
                                                    that action or the
                                                    seventy-fifty day before
                                                    the date of such other
                                                    action, whichever is
                                                    later.


                                 Appendix D-16

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Quorum for Shareholders'     Quorum for Shareholders'
                       Meeting                      Meeting

                       To transact business at a    The MA Declaration
                       shareholders' meeting, the   provides that except where
                       DE Declaration provides      a larger quorum is
                       that a majority of the       required by applicable
                       shares entitled to vote at   law, the presence at a
                       the meeting, which are       shareholder meeting in
                       present in person or         person or by proxy of
                       represented by proxy,        forty percent (40%) of the
                       shall constitute a quorum    shares entitled to vote at
                       at such meeting, except      the Meeting on a matter
                       when a larger quorum is      constitutes a quorum with
                       required by the DE           respect to that matter.
                       Declaration, the DE
                       By-Laws, applicable law or
                       any securities exchange on
                       which such shares are
                       listed for trading, in
                       which case such quorum
                       shall comply with such
                       requirements.  When a
                       separate vote by one or
                       more series or classes is
                       required, a majority of
                       the shares of each such
                       series or class entitled
                       to vote at a shareholders'
                       meeting of such series or
                       class, which are present
                       in person or represented
                       by proxy, shall constitute
                       a quorum at such series or
                       class meeting, except when
                       a larger quorum is
                       required by the DE
                       Declaration, the DE
                       By-Laws, applicable law or
                       the requirements of any
                       securities exchange on
                       which outstanding shares
                       of such series or class
                       are listed for trading, in
                       which case such quorum
                       shall comply with such
                       requirements.

                       Shareholder Vote             Shareholder Vote

                       The DE Declaration           The MA Declaration
                       provides that, subject to    provides that except when
                       any provision of the DE      a larger vote is required
                       Declaration, the DE          by any provision of the MA
                       By-Laws, the 1940 Act or     Declaration, the MA
                       other applicable law that    By-Laws or applicable law
                       requires a different vote:   (i) in all matters other
                       (i) in all matters other     than the election of
                       than the election of         trustees, a majority of
                       trustees, the affirmative    the shares voted at a
                       "vote of a majority of the   shareholders' meeting at
                       outstanding voting           which a quorum is present,
                       securities" (as defined in   shall decide any
                       the 1940 Act) of the DE      questions; and (ii)
                       Trust entitled to vote at    trustees shall be elected
                       a shareholders' meeting at   by a plurality of the
                       which a quorum is present,   votes except.  Pursuant to
                       shall be the act of the      the MA Declaration, where
                       shareholders; and (ii)       a separate vote by series
                       trustees shall be elected    and, if applicable, by
                       by not less than a           class is required, the
                       plurality of the votes       preceding sentence shall
                       cast of the holders of       apply to such separate
                       shares entitled to vote      votes by series and class.
                       present in person or
                       represented by proxy at a
                       shareholders' meeting at
                       which a quorum is
                       present.  Pursuant to the
                       DE Declaration, where a
                       separate vote by series
                       and, if applicable, by
                       class is required, the
                       preceding sentence shall
                       apply to such separate
                       votes by series and class.


                                 Appendix D-17

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Shareholder Vote on          Shareholder Vote on
                       Certain Transactions         Certain Transactions

                       Pursuant to the DE           The MA Declaration
                       Declaration, the board, by   provides that the Trust
                       vote of a majority of the    may merge or consolidate
                       trustees, may cause the      with any other
                       merger, consolidation,       corporation, association,
                       conversion, share exchange   trust or other
                       or reorganization of the     organization or may sell,
                       DE Trust, or the             lease or exchange all or
                       conversion, share exchange   substantially all of the
                       or reorganization of any     Trust property, including
                       series of the DE Trust,      its goodwill, upon such
                       without the vote of the      terms and conditions and
                       shareholders of the DE       for such consideration
                       Trust or such series, as     when and as authorized at
                       applicable, unless such      any meeting of
                       vote is required by the      shareholders called for
                       1940 Act; provided           the purpose by the
                       however, that the board      affirmative vote of a
                       shall provide at least       majority of the holders of
                       thirty days' prior written   not less than two-thirds
                       notice to the shareholders   of the shares outstanding
                       of the DE Trust or such      and entitled to vote, or
                       series, as applicable, of    by an instrument or
                       such merger,                 instruments in writing
                       consolidation, conversion,   without a meeting,
                       share exchange or            consented to by the
                       reorganization.              holders of not less than
                                                    two-thirds of such shares,
                                                    or by such other vote as
                       If permitted by the 1940     may be established by the
                       Act, the board, by vote of   trustees with respect to
                       a majority of the            any series of shares;
                       trustees, and without a      provided, however, that,
                       shareholder vote, may        if such merger,
                       cause the DE Trust or any    consolidation, sale, lease
                       one or more series to        or exchange is recommended
                       convert to a master feeder   by the trustees, the vote
                       structure and thereby        or written consent of the
                       cause series of the DE       holders of a majority of
                       Trust to either become       shares outstanding and
                       feeder funds into a master   entitled to vote, or by
                       fund, or to become master    such other vote as may be
                       funds into which other       established by the
                       funds are feeder funds.      trustees with respect to
                                                    any series of shares,
                                                    shall be sufficient
                                                    authorization; and any
                                                    such merger,
                                                    consolidation, sale, lease
                                                    or exchange shall be
                                                    deemed for all purposes to
                                                    have been accomplished
                                                    under and pursuant to the
                                                    statutes of the
                                                    Commonwealth of
                                                    Massachusetts.

                                                    The MA Declaration
                                                    provides that with the
                                                    approval of the holders of
                                                    a majority of the shares
                                                    outstanding and entitled
                                                    to vote, or by such other
                                                    vote as may be established
                                                    by the trustees with
                                                    respect to any series of
                                                    shares, the trustees may
                                                    cause to be organized or
                                                    assist in organizing a
                                                    corporation or
                                                    corporations under the
                                                    laws of any jurisdiction
                                                    or any other trust,
                                                    partnership, association
                                                    or other organization to
                                                    take over all of the Trust
                                                    property or to carry on
                                                    any business in which the
                                                    Trust shall directly or
                                                    indirectly have any
                                                    interest, and to sell,
                                                    convey and transfer the
                                                    Trust property to any such
                                                    corporation, trust,
                                                    association or
                                                    organization in exchange
                                                    for the shares or
                                                    securities thereof or
                                                    otherwise, and to lend
                                                    money to, subscribe for
                                                    the shares or securities
                                                    of, and enter into any
                                                    contracts with any such
                                                    corporation, trust,
                                                    partnership, association
                                                    or organization in which
                                                    the Trust holds or is
                                                    about to acquire shares or
                                                    any other interest.  The
                                                    trustees may also cause a
                                                    merger or consolidation
                                                    between the Trust or any
                                                    successor thereto and any
                                                    such corporation, trust,
                                                    partnership, association
                                                    or other organization if
                                                    and to the extent
                                                    permitted by law, as
                                                    provided under the law
                                                    then in effect.  The MA
                                                    Declaration also provides
                                                    that nothing contained
                                                    therein shall be construed
                                                    as requiring approval of
                                                    shareholders for the
                                                    trustees to organize or
                                                    assist in organizing one
                                                    or more corporations,
                                                    trusts, partnerships,
                                                    associations or other
                                                    organizations and selling,
                                                    conveying or transferring
                                                    a portion of the trust
                                                    property to such
                                                    organization or entities.


                                 Appendix D-18

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Cumulative Voting            Cumulative Voting

                       The DE Declaration           The MA Declaration
                       provides that shareholders   provides that there shall
                       are not entitled to          be no cumulative voting in
                       cumulative voting in the     the election of trustees.
                       election of trustees or on
                       any other matter.

                       Proxies                      Proxies

                       Under the Delaware Act,      The MA Statute does not
                       unless otherwise provided    contain specific
                       in the governing             provisions with respect to
                       instrument of a DST, on      the shareholders of the
                       any matter that is to be     MBT voting by proxy.
                       voted on by the trustees
                       or the shareholders, the
                       trustees or shareholders
                       (as applicable) may vote
                       in person or by proxy and
                       such proxy may be granted
                       in writing, by means of
                       "electronic transmission"
                       (as defined in the
                       Delaware Act) or as
                       otherwise permitted by
                       applicable law.  Under the
                       Delaware Act, the term
                       "electronic transmission"
                       is defined as any form of
                       communication not directly
                       involving the physical
                       transmission of paper that
                       creates a record that may
                       be retained, retrieved and
                       reviewed by a recipient
                       thereof and that may be
                       directly reproduced in
                       paper form by such a
                       recipient through an
                       automated process.

                       The DE By-Laws permit a      The MA By-Laws provide
                       shareholder to authorize     that every person entitled
                       another person to act as     to vote for trustees or on
                       proxy by the following       any other matter shall
                       methods:  execution of a     have the right to do so
                       written instrument or by     either in person or by one
                       "electronic transmission"    or more agents authorized
                       (as defined in the           by a written proxy signed
                       Delaware Act), telephonic,   by the person and filed
                       computerized,                with the Secretary of the
                       telecommunications or        Trust.  A proxy shall be
                       another reasonable           deemed signed if the
                       alternative to the           shareholder's name is
                       execution of a written       placed on the proxy by the
                       instrument.  Unless a        shareholder or the
                       proxy expressly provides     shareholder's
                       otherwise, it is not valid   attorney-in-fact.  A
                       more than eleven months      validly executed proxy
                       after its date.  In          which does not state that
                       addition, the DE By-Laws     it is irrevocable shall
                       provide that the             continue in full force and
                       revocability of a proxy      effect unless (i) revoked
                       that states on its face      by the person executing it
                       that it is irrevocable       before the vote pursuant
                       shall be governed by the     to that proxy by a writing
                       provisions of the General    delivered to the Trust
                       Corporation Law of the       stating that the proxy is
                       State of Delaware.           revoked or by a subsequent
                                                    proxy executed by or
                                                    attendance at the meeting
                                                    and voting in person by
                                                    the person executing that
                                                    proxy; or (ii) written
                                                    notice of the death or
                                                    incapacity of the maker of
                                                    that proxy is received by
                                                    the Trust before the vote
                                                    pursuant to that proxy is
                                                    counted; provided however,
                                                    that no proxy shall be
                                                    valid after the expiration
                                                    of eleven (11) months from
                                                    the date of the proxy
                                                    unless otherwise provided
                                                    in the proxy.  The
                                                    revocability of a proxy
                                                    that states on its face
                                                    that it is irrevocable
                                                    shall be governed by the
                                                    provisions of the
                                                    California General
                                                    Corporation Law.


                                 Appendix D-19

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Action by Written Consent    Action by Written Consent

                       Under the Delaware Act,      The MA Declaration does
                       unless otherwise provided    not contain specific
                       in the governing             provisions with respect to
                       instrument of a DST, on      action taken by written
                       any matter that is to be     consent of the
                       voted on by the trustees     shareholders or the
                       or the shareholders, such    trustees of the MBT.
                       action may be taken
                       without a meeting, without
                       prior notice and without a
                       vote if a written
                       consent(s), setting forth
                       the action taken, is (are)
                       signed by the trustees or
                       shareholders (as
                       applicable) having not
                       less than the minimum
                       number of votes that would
                       be necessary to take such
                       action at a meeting at
                       which all trustees or
                       interests in the DST (as
                       applicable) entitled to
                       vote on such action were
                       present and voted.  Unless
                       otherwise provided in the
                       governing instrument, a
                       consent transmitted by
                       "electronic transmission"
                       (as defined in the
                       Delaware Act) by a trustee
                       or shareholder (as
                       applicable) or by a
                       person(s) authorized to
                       act for a trustee or
                       shareholder (as
                       applicable) will be deemed
                       to be written and signed
                       for this purpose.


                                 Appendix D-20

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Shareholders.  The DE        Shareholders.  The MA
                       Declaration authorizes       By-Laws provide that any
                       shareholders to take         action which may be taken
                       action without a meeting     at any meeting of
                       if a written consent (s)     shareholders may be taken
                       setting forth the action     without a meeting and
                       taken is (are) signed by     without prior notice if a
                       the holders of a majority    consent in writing setting
                       of the shares entitled to    forth the action so taken
                       vote on that action (or      is signed by the holders
                       such different proportion    of outstanding shares
                       thereof as shall be          having not less than the
                       required by law, the DE      minimum number of votes
                       Declaration or the DE        that would be necessary to
                       By-laws for approval of      authorize or take that
                       such action.)  A consent     action at a meeting at
                       transmitted by "electronic   which all shares entitled
                       transmission" (as defined    to vote on that action
                       in the Delaware Act) by a    were present and voted.
                       shareholder or by a
                       person(s) authorized to
                       act for a shareholder
                       shall be deemed to be
                       written and signed for
                       purposes of this provision.

                       Board of Trustees.  The DE   Board of Trustees.  The MA
                       Declaration also             By-Laws provide that any
                       authorizes the board or      action required or
                       any committee of the board   permitted to be taken at
                       to take action without a     any meeting of the
                       meeting and without prior    trustees may be taken by
                       written notice if a          the trustees without a
                       written consent(s) setting   meeting if a majority of
                       forth the action taken is    the trustees shall
                       (are) executed by trustees   individually or
                       having not less than the     collectively consent in
                       minimum number of votes      writing to that action.
                       necessary to take that       Such action by written
                       action at a meeting at       consent shall have the
                       which the entire board or    same force and effect as a
                       any committee thereof, as    majority vote of the
                       applicable, is present and   trustees.
                       voting.  A consent
                       transmitted by "electronic
                       transmission" (as defined
                       in the Delaware Act) by a
                       trustee shall be deemed to
                       be written and signed for
                       purposes of this provision.

Removal of Trustees    The governing instrument     The MA Statute does not
                       of a DST may contain any     contain specific
                       provision relating to the    provisions with respect to
                       removal of trustees;         the removal of the
                       provided however, that       trustees of the MBT.
                       there shall at all times
                       be at least one trustee of
                       the DST.

                       Under the DE Declaration,    The MA Declaration
                       any trustee may be           provides that any of the
                       removed, with or without     trustees may be removed
                       cause, (i) by the board,     (provided the aggregate
                       by action of a majority of   number of trustees after
                       the trustees then in         such removal shall not be
                       office; or (ii) by           less than the number
                       shareholders at any          required by the MA
                       meeting called for that      Declaration) with cause,
                       purpose.                     by the action of
                                                    two-thirds of the
                                                    remaining trustees.

Vacancies on Board     The DE By-Laws provide       The MA Declaration
of Trustees            that vacancies on the        provides that the term of
                       board may be filled by not   office of a trustee shall
                       less than a majority vote    terminate and a vacancy
                       of the trustee(s) then in    shall occur in the event
                       office, regardless of the    of the death, resignation,
                       number and even if less      removal, bankruptcy,
                       than a quorum.  However, a   adjudicated incompetence
                       shareholders' meeting        or other incapacity to
                       shall be called to elect     perform the duties of the
                       trustees if required by      office of a trustee.  No
                       the 1940 Act.                such vacancy shall operate
                                                    to annul the MA
                       In the event all trustee     Declaration or to revoke
                       offices become vacant, an    any existing agency
                       authorized officer of the    created pursuant to the
                       investment adviser that      terms of the MA
                       has the greatest amount of   Declaration.  In the case
                       assets of the DE Trust       of an existing vacancy,
                       under management shall       including a vacancy
                       serve as the sole            existing by reason of an
                       remaining trustee            increase in the number of
                       (effective upon the          trustees, subject to the
                       vacancy in office of the     provisions of Section
                       last trustee) and shall,     16(a) of the 1940 Act, the
                       as soon as practicable,      remaining trustees shall
                       fill all of the vacancies    fill such vacancy by the
                       on the board; provided       appointment of such other
                       that the percentage of       person as they in their
                       trustees who are             discretion shall see fit,
                       Disinterested Trustees (as   made by a written
                       defined in the DE By-Laws)   instrument signed by a
                       shall be no less than that   majority of the trustees.
                       required by the 1940 Act.    Any such appointment shall
                       Upon the qualification of    not become effective,
                       the trustees, the            however, until the person
                       authorized officer of the    named in the written
                       investment adviser shall     instrument of appointment
                       resign as trustee and a      shall have accepted in
                       shareholders' meeting        writing such appointment
                       shall be called, as          and agreed in writing to
                       required by the 1940 Act,    be bound by the terms of
                       to elect trustees.           the MA Declaration.  An
                                                    appointment of a trustee
                                                    may be made in
                                                    anticipation of a vacancy
                                                    to occur at a later date
                                                    by reason of retirement,
                                                    resignation or increase in
                                                    the number of trustees,
                                                    provided that such
                                                    appointment shall not
                                                    become effective prior to
                                                    such retirement,
                                                    resignation or increase in
                                                    the number of trustees.


                                 Appendix D-21

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Whenever a vacancy in the    Whenever a vacancy in the
                       board shall occur, until     number of trustees shall
                       such vacancy is filled or    occur, until such vacancy
                       the number of authorized     is filled in the manner
                       trustees constituting the    provided in the MA
                       board is decreased           Declaration, the trustees
                       pursuant to the DE           in office, regardless of
                       Declaration, the             their number, shall have
                       trustee(s) then in office,   all the powers granted to
                       regardless of the number     the trustees and shall
                       and even if less than a      discharge all the duties
                       quorum, shall have all the   imposed upon the trustees
                       board's powers and shall     by the MA Declaration.  A
                       discharge all the board's    written instrument
                       duties as though such        certifying the existence
                       number constitutes the       of such vacancy signed by
                       entire board.                a majority of the trustees
                                                    shall be conclusive
                                                    evidence of the existence
                                                    of such vacancy.

Shareholder Liability  Under the Delaware Act,      The Massachusetts Statute
                       except to the extent         does not include an
                       otherwise provided in the    express provision relating
                       governing instrument of a    to the limitation of
                       DST, shareholders of a DST   liability of the
                       are entitled to the same     beneficial owners of the
                       limitation of personal       MBT.  Therefore, the
                       liability extended to        owners of the MBT could
                       shareholders of a private    potentially be liable for
                       corporation organized for    the obligations of the
                       profit under the General     MBT, notwithstanding any
                       Corporation Law of the       express provision in the
                       State of Delaware (such      governing instrument
                       shareholders are generally   stating that the
                       not liable for the           beneficial owners are not
                       obligations of the           personally liable in
                       corporation).                connection with trust
                                                    property or the acts,
                                                    obligations or affairs of
                                                    the MBT.

                       Under the DE Declaration,    The MA Declaration
                       shareholders are entitled    provides that no
                       to the same limitation of    shareholder shall be
                       personal liability as that   subject to any personal
                       extended to shareholders     liability whatsoever to
                       of a private corporation     any persons in connection
                       organized for profit under   with Trust property or the
                       the General Corporation      acts, obligations or
                       Law of the State of          affairs of the Trust.  If
                       Delaware.  However, the      any shareholder, as such,
                       board may cause any          is made a party to any
                       shareholder to pay for       suit or proceeding to
                       charges of the DE Trust's    enforce any such
                       custodian or transfer,       liability, he shall not,
                       dividend disbursing,         on account thereof, be
                       shareholder servicing or     held to any personal
                       similar agent for services   liability.  The Trust
                       provided to such             shall indemnify and hold
                       shareholder by setting off   each shareholder harmless
                       such amount due from such    from and against all
                       shareholder from the         claims and liabilities, to
                       amount of (i) declared but   which such shareholder may
                       unpaid dividends or          become subject by reason
                       distributions owed such      of his being or having
                       shareholder, or (ii)         been a shareholder, and
                       proceeds from the            shall reimburse such
                       redemption by the DE Trust   shareholder for all legal
                       of shares from such          and other expenses
                       shareholder pursuant to      reasonably incurred by him
                       Article VI of the DE         in connection with any
                       Declaration.                 such claim or liability.
                                                    The rights accruing to a
                                                    shareholder under the MA
                                                    Declaration shall not
                                                    exclude any other right to
                                                    which such shareholder may
                                                    be lawfully entitled, nor
                                                    shall anything therein
                                                    contained restrict the
                                                    right of the Trust to
                                                    indemnify or reimburse a
                                                    shareholder in any
                                                    appropriate situation even
                                                    though not specifically
                                                    provided for therein.


                                 Appendix D-22

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Trustee/Agent          Subject to the provisions    The Massachusetts Statute
Liability              in the governing             does not include an
                       instrument, the Delaware     express provision limiting
                       Act provides that a          the liability of the
                       trustee or any other         trustees of the MBT.  The
                       person appointed, elected    trustees of the MBT could
                       or engaged to manage the     potentially be held
                       DST, when acting in such     personally liable for the
                       capacity, will not be        obligations of the MBT.
                       personally liable to any
                       person other than the DST
                       or a shareholder of the
                       DST for any act, omission
                       or obligation of the DST
                       or any trustee.  To the
                       extent that at law or in
                       equity, a trustee has
                       duties (including
                       fiduciary duties) and
                       liabilities to the DST and
                       its shareholders, such
                       duties and liabilities may
                       be expanded or restricted
                       by the governing
                       instrument.

                       The DE Declaration           The MA Declaration
                       provides that any person     provides that no trustee,
                       who is or was a trustee,     officer, employee or agent
                       officer, employee or other   of the Trust shall be
                       agent of the DE Trust or     subject to any personal
                       is or was serving at the     liability whatsoever to
                       request of the DE Trust as   any person, other than the
                       a trustee, director,         Trust or its shareholders,
                       officer, employee or other   in connection with Trust
                       agent of another             property or the affairs of
                       corporation, partnership,    the Trust, save only that
                       joint venture, trust or      arising from bad faith,
                       other enterprise (an         willful misfeasance, gross
                       "Agent"), when acting in     negligence or reckless
                       the Agent's capacity as      disregard for his duty to
                       such, will be liable to      such person; and all such
                       the DE Trust and to any      persons shall look solely
                       shareholder solely for       to the Trust property for
                       such Agent's own willful     satisfaction of claims of
                       misfeasance, bad faith,      any nature arising in
                       gross negligence or          connection with the
                       reckless disregard of the    affairs of the Trust.  If
                       duties involved in the       any trustee, officer,
                       conduct of such Agent        employee or agent, as
                       (such conduct referred to    such, of the Trust is made
                       as "Disqualifying            a party to any suit or
                       Conduct").  Subject to the   proceeding to enforce any
                       preceding sentence, (i) a    such liability, he shall
                       trustee shall not be         not, on account thereof,
                       liable for errors of         be held to any personal
                       judgment or mistakes of      liability.
                       fact or law; and (ii) an
                       Agent will not be liable     The MA Declaration further
                       for any act, omission,       provides that no trustee,
                       neglect or wrongdoing of     officer, employee or agent
                       any other Agent or any       of the Trust shall be
                       officer, employee,           liable to the Trust, its
                       consultant, investment       shareholders, or to any
                       adviser, principal           shareholder, trustee,
                       underwriter,                 officer, employee, or
                       administrator, fund          agent thereof for any
                       accountant or accounting     action or failure to act
                       agent, custodian, and/or     (including without
                       transfer, dividend           limitation the failure to
                       disbursing or shareholder    compel in any way any
                       servicing agent of the DE    former or acting trustee
                       Trust.  No Agent, when       to redress any breach of
                       acting in such capacity,     trust) except for his own
                       shall be personally liable   bad faith, willful
                       to any person (other than    misfeasance, gross
                       the DE Trust or its          negligence or reckless
                       shareholders as described    disregard of his duties.


                                 Appendix D-23

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       above) for any act,
                       omission or obligation of
                       the DE Trust or any
                       trustee of the DE Trust.
                       The trustees, officers and
                       employees of the DE Trust
                       may rely on the advice of
                       counsel or experts as
                       described in the DE
                       Declaration.  No officer
                       or trustee shall be liable
                       for any act or omission in
                       accordance with such
                       advice and no inference
                       concerning liability shall
                       arise from a failure to
                       follow such advice.

Indemnification        Subject to such standards    Although the Massachusetts
                       and restrictions, if any,    Statute is silent as to
                       contained in the governing   the indemnification of
                       instrument of a DST, the     trustees, officers and
                       Delaware Act authorizes a    shareholders,
                       DST to indemnify and hold    indemnification is
                       harmless any trustee,        expressly provided for in
                       shareholder or other         the MA Declaration.
                       person from and against
                       any and all claims and
                       demands.

                       Pursuant to the DE           The MA Declaration
                       Declaration, the DE Trust    provides that every person
                       will indemnify any trustee   who is, or has been a
                       or officer who was or is a   trustee or officer of the
                       party or is threatened to    Trust shall be indemnified
                       be made a party to any       by the Trust against all
                       proceeding by reason of      liability and against all
                       the fact that such trustee   expenses reasonably
                       or officer is or was a       incurred or paid by him in
                       trustee or officer against   connection with any claim,
                       attorneys' fees and          action, suit or proceeding
                       certain other expenses,      in which he becomes
                       judgments, fines,            involved as a party or
                       settlements and other        otherwise by virtue of his
                       amounts incurred in          being or having been a
                       connection with such         trustee or officer and
                       proceeding if such trustee   against amounts paid or
                       or officer acted in good     incurred by him in the
                       faith or in the case of a    settlement thereof.  The
                       criminal proceeding, had     words "claim," "action,"
                       no reasonable cause to       "suit," or "proceeding"
                       believe such trustee's or    shall apply to all claims,
                       officer's conduct was        actions, suits or
                       unlawful.  However, there    proceedings (civil,
                       is no right to               criminal, or other;
                       indemnification for any      including appeals), actual
                       liability arising from the   or threatened; and the
                       trustee's or officer's       words "liability" and
                       Disqualifying Conduct, and   "expenses" shall include,
                       in accordance therewith,     without limitation,
                       no indemnification shall     attorneys' fees, costs,
                       be provided to a trustee     judgments, amounts paid in
                       or officer (i) against any   settlement, fines,
                       liability to the DE Trust    penalties and other
                       or its shareholders by       liabilities.
                       reason of a final
                       adjudication by the court
                       or other body before which
                       the proceeding was brought
                       that the trustee or
                       officer engaged in
                       Disqualifying Conduct,
                       (ii) with respect to any
                       matter as to which shall
                       have been finally
                       adjudicated not to have
                       acted in good faith or in


                                 Appendix D-24

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       the reasonable belief that
                       the trustee's or officer's
                       action was in, or not
                       opposed to, the best
                       interest of the DE Trust,
                       or (iii) in the event of a
                       settlement or other
                       disposition not involving
                       a final adjudication
                       resulting in payment by
                       the trustee or officer,
                       unless there has been
                       either a determination
                       that such trustee or
                       officer did not engage in
                       Disqualifying Conduct (a)
                       by the court or other body
                       approving the settlement
                       or other disposition or by
                       a reasonable
                       determination, based upon
                       a review of readily
                       available facts (as
                       opposed to a full
                       trial-type inquiry) that
                       he did not engage in such
                       conduct; (b) by written
                       opinion of independent
                       legal counsel; or (c) by
                       vote of a majority of the
                       Disinterested Trustees of
                       the DE Trust acting on the
                       matter (provided that a
                       majority of such trustees
                       then in office act on the
                       matter).

                       The DE Declaration also
                       provides that, as used in
                       Article VII, a trustee or
                       officer shall include such
                       Person's heirs, executors
                       and administrators.
                       The DE Declaration
                       provides that nothing
                       contained in Article VII
                       of the DE Declaration
                       shall affect any right to
                       indemnification to which
                       Persons (as defined in the
                       DE Declaration) may be
                       entitled by contract, to
                       the extent not
                       inconsistent with
                       applicable law, or
                       otherwise under law, and
                       notwithstanding any
                       provision to the contrary
                       in the DE Declaration, any
                       contract between the DE
                       Trust and any independent
                       contractor that is or may
                       be deemed an Agent, as a
                       consequence of providing
                       services or products to
                       the DE Trust pursuant to
                       such contract, shall take
                       precedence over the
                       provisions of Article VII
                       and govern with respect to
                       (i) the liability of such
                       independent contractor to
                       the DE Trust, any
                       shareholder or any other
                       Person, (ii) the
                       indemnification of, or
                       advancement of expenses
                       to, such independent
                       contractor by the DE
                       Trust, and (iii) any other
                       contractual rights or
                       obligations of such
                       independent contractor
                       under such contract to the
                       extent that the provisions
                       of, and the rights and
                       obligations under, such
                       contract are in conflict
                       with, or are not addressed
                       by, the provisions of
                       Article VII.


                                 Appendix D-25

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       Expenses incurred by an      Expenses of preparation
                       Agent in defending any       and presentation of a
                       proceeding may be advanced   defense to any claim,
                       by the DE Trust before the   action, suit or proceeding
                       final disposition of the     of the character described
                       proceeding on receipt of     above shall be advanced by
                       an undertaking by or on      the Trust prior to final
                       behalf of the Agent to       disposition thereof upon
                       repay the amount of the      receipt of an undertaking
                       advance if it is             by or on behalf of the
                       ultimately determined that   recipient to repay such
                       the Agent is not entitled    amount if it is ultimately
                       to indemnification by the    determined that he is not
                       DE Trust; provided that      entitled to
                       either (i) such              indemnification under the
                       undertaking is secured by    MA Declaration, provided
                       a surety bond or some        that either (i) such
                       other appropriate security   undertaking is secured by
                       or the DE Trust shall be     a surety bond or some
                       insured against losses       other appropriate security
                       arising out of any such      or the Trust shall be
                       advances, or (ii) a          insured against losses
                       majority of the              arising out of any such
                       Disinterested Trustees       advances; or (ii) a
                       acting on the matter         majority of the
                       (provided that a majority    Disinterested Trustees
                       of such trustees then in     acting on the matter
                       office act on the matter)    (provided that a majority
                       or independent legal         of the Disinterested
                       counsel in a written         Trustees then in office
                       opinion, shall determine,    act on the matter) or an
                       based upon a review of       independent legal counsel
                       readily available facts      in a written opinion,
                       (as opposed to a full        shall determine, based
                       trial-type inquiry), that    upon a review of readily
                       there is reason to believe   available facts (as
                       that the recipient           opposed to a full
                       ultimately will be found     trial-type inquiry), that
                       entitled to                  there is reason to believe
                       indemnification.             that the recipient
                                                    ultimately will be found
                                                    entitled to
                                                    indemnification.

                       A "Disinterested Trustee"    As used herein, a
                       for this purpose is one      "Disinterested Trustee" is
                       (i) who is not an            one (i) who is an
                       "Interested Person" of the   "Interested Person" of the
                       DE Trust (including anyone   Trust (including anyone
                       who has been exempted from   who has been exempted from
                       being an "Interested         being an "Interested
                       Person" by any rule          Person" by any rule,
                       regulation or order of the   regulation or order of the
                       SEC, and (ii) against whom   SEC), and (ii) against
                       none of such actions, suit   whom none of such actions,
                       or other proceeding on the   suits or other proceedings
                       same or similar grounds is   or another action, suit or
                       then or has been pending.    other proceeding on the
                       Note that the Securities     same or similar grounds is
                       Act of 1933, as amended,     then or had been pending.
                       in the opinion of the SEC,   Note that the Securities
                       and the 1940 Act also        Act of 1933, as amended,
                       limit the ability of the     in the opinion of the SEC,
                       DE Trust to indemnify        and the 1940 Act also
                       certain persons, including   limit the ability of the
                       trustees and officers.       Trust to indemnify certain
                                                    persons, including
                                                    trustees and officers.
                       Agents and employees of
                       the DE Trust who are not
                       trustees or officers of
                       the DE Trust may be
                       indemnified under the same
                       standards and procedures
                       described above, at the
                       discretion of the trustees.

                       An "Agent" for this
                       purpose is any person who
                       is or was an employee or
                       other agent of the DE
                       Trust or is or was serving
                       at the request of the DE
                       Trust as a trustee,
                       director, officer,
                       employee or other agent of
                       another corporation,
                       partnership, joint
                       venture, trust or other
                       enterprise.


                                 Appendix D-26

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Insurance              The Delaware Act is silent   The Massachusetts Statute
                       as to the right of a DST     does not contain specific
                       to purchase insurance on     provisions with respect to
                       behalf of its trustees or    the ability of the MBT to
                       other persons.               obtain insurance on behalf
                                                    of its trustees or other
                                                    persons.

                       However, as the policy of    The MA Declaration
                       the Delaware Act is to       provides that the rights
                       give maximum effect to the   of indemnification
                       principle of freedom of      provided for therein (as
                       contract and to the          described above) may be
                       enforceability of            insured against by
                       governing instruments, the   policies maintained by the
                       DE Declaration authorizes    Trust.
                       the board, to the fullest
                       extent permitted by          The MA Declaration further
                       applicable law, to           provides that the trustees
                       purchase with DE Trust       shall, at all times,
                       assets, insurance for        maintain insurance for the
                       liability and for all        protection of the Trust's
                       expenses of an Agent in      property, its
                       connection with any          shareholders, trustees,
                       proceeding in which such     officers, employees and
                       Agent becomes involved by    agents in such amount as
                       virtue of such Agent's       the trustees shall deem
                       actions, or omissions to     adequate to cover possible
                       act, in its capacity or      tort liability, and such
                       former capacity with the     other insurance as the
                       DE Trust, whether or not     trustees in their sole
                       the DE Trust would have      judgment shall deem
                       the power to indemnify       advisable.
                       such Agent against such
                       liability.

Shareholder Right of   Under the Delaware Act,      The Massachusetts Statute
Inspection             except to the extent         does not contain specific
                       otherwise provided in the    provisions relating to
                       governing instrument and     shareholders' rights of
                       subject to reasonable        inspection.
                       standards established by
                       the trustees, each
                       shareholder has the right,
                       upon reasonable demand for
                       any purpose reasonably
                       related to the
                       shareholder's interest as
                       a shareholder, to obtain
                       from the DST certain
                       information regarding the
                       governance and affairs of
                       the DST.

                       To the extent permitted by   The MA By-Laws provide
                       Delaware law and the DE      that the MA By-Laws shall
                       By-Laws, a shareholder,      be open to inspection by
                       upon reasonable written      shareholders at all
                       demand to the DE Trust for   reasonable times during
                       any purpose reasonably       office hours at the
                       related to such              Trust's principal
                       shareholder's interest as    executive office.  The
                       a shareholder, may inspect   minutes and accounting
                       certain information as to    books and records of the
                       the governance and affairs   Trust shall be open to
                       of the DE Trust during       inspection upon the
                       regular business hours.      written demand of any
                       However, reasonable          shareholder or holder of a
                       standards governing,         voting trust certificate
                       without limitation, the      at any reasonable time
                       information and documents    during usual business
                       to be furnished and the      hours for a purpose
                       time and location of         reasonably related to the
                       furnishing the same, will    holder's interests as a
                       be established by the        shareholder or as the
                       board or, in case the        holder of a voting trust
                       board does not act, any      certificate; the
                       officer to whom such power   inspection may be made in
                       is delegated in the DE       person or by an agent or
                       By-Laws.  In addition, as    attorney.  Financial and
                       permitted by the Delaware    income statements of the
                       Act, the DE By-Laws also     Trust shall be kept on
                       authorize the board or, in   file in the principal
                       case the board does not      executive office of the
                       act, any officer to whom     Trust for at least twelve
                       such power is delegated in   (12) months, and each such
                       the DE By-Laws, to keep      statement shall be
                       confidential from            exhibited at all
                       shareholders for such        reasonable times to any
                       period of time as deemed     shareholder demanding an
                       reasonable any information   examination of any such
                       that the board or such       statement, or a copy shall
                       officer, as applicable,      be mailed to any such
                       reasonably believes to be    shareholder.


                                 Appendix D-27

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
                       in the nature of trade
                       secrets or other             Chapter 156D, Section
                       information that the board   16.02 of the Massachusetts
                       or such officer, as          General Laws provides that
                       applicable, in good faith    a shareholder of a
                       believes would not be in     Massachusetts business
                       the best interests of the    corporation, upon advance
                       DE Trust to disclose or      written notice of at least
                       that could damage the DE     five days, is generally
                       Trust or that the DE Trust   entitled to inspect and
                       is required by law or by     copy, during regular
                       agreement with a third       business hours at the
                       party to keep confidential.  office where they are
                                                    maintained, copies of
                                                    certain of the
                                                    corporations books and
                                                    records.  However, certain
                                                    records relating meetings
                                                    of the boards, accounting
                                                    records and shareholder
                                                    records require that a
                                                    shareholder satisfy
                                                    certain conditions,
                                                    including demonstrating a
                                                    proper purpose for the
                                                    request.

Derivative Actions     Under the Delaware Act, a    The Massachusetts Statute
                       shareholder may bring a      does not contain specific
                       derivative action if         provisions addressing
                       trustees with authority to   derivative actions.
                       do so have refused to
                       bring the action or if a
                       demand upon the trustees
                       to bring the action is not
                       likely to succeed.  A
                       shareholder may bring a
                       derivative action only if
                       the shareholder is a
                       shareholder at the time
                       the action is brought and:
                       (i) was a shareholder at
                       the time of the
                       transaction complained
                       about or (ii) acquired the
                       status of shareholder by
                       operation of law or
                       pursuant to the governing
                       instrument from a person
                       who was a shareholder at
                       the time of the
                       transaction.  A
                       shareholder's right to
                       bring a derivative action
                       may be subject to such
                       additional standards and
                       restrictions, if any, as
                       are set forth in the
                       governing instrument.

                       The DE Declaration
                       provides that, subject to
                       the requirements set forth
                       in the Delaware Act, a
                       shareholder(s) may bring a
                       derivative action on
                       behalf of the DE Trust
                       only if the shareholder
                       (s) first makes a pre-suit
                       demand upon the board to
                       bring the subject action
                       unless an effort to cause
                       the board to bring such
                       action is excused.  A
                       demand on the board shall
                       only be excused if a
                       majority of the board, or
                       a majority of any
                       committee established to
                       consider the merits of
                       such action, has a
                       material personal
                       financial interest in the
                       action at issue.  A
                       trustee shall not be
                       deemed to have a material
                       personal financial
                       interest in an action or
                       otherwise be disqualified
                       from ruling on a
                       shareholder demand by
                       virtue of the fact that
                       such trustee receives
                       remuneration from his or
                       her service on the board
                       of the DE Trust or on the
                       boards of one or more
                       investment companies with
                       the same or an affiliated
                       investment adviser or
                       underwriter.


                                 Appendix D-28

                         Delaware Statutory Trust   Massachusetts Business Trust
                       ---------------------------  ----------------------------
Management             The DE Trust, upon           The Trust is an open-end
Investment Company     completion of the            management investment
Classification         Reorganization, will be an   company under the 1940 Act
                       open-end management          (i.e., a management
                       investment company under     investment company whose
                       the 1940 Act (i.e., a        securities are redeemable).
                       management investment
                       company whose securities
                       are redeemable).


                                 Appendix D-29

                                   APPENDIX E

                                 5% SHAREHOLDERS

            As of February 28, 2006 the following shareholders, to the Trusts' knowledge, owned beneficially more than 5% of a Fund's outstanding shares, as noted.

MONEY FUND:
R. J. Fisher 2004 Family Trust  (10.81%)
DDF Y2K Family Trust  (6.66%)
J. & L. Fisher  (6.59%)
M. Tobin Trust  (5.73%)
P.O. Box 387
San Francisco, CA 94104

INSURED FUND:
National Financial Services Corp. (14.08%)                         J. P. Young Trust  (12.21%)
200 Liberty Street Lobby 5                                         W. Budge Non-Exempt QTIP Trust  (5.63%)
New York, NY 10281-5500                                            P.O. Box 387
                                                                   San Francisco, CA 94104
TREASURY TRUST:
W. Edwards Revocable Trust (8.62%)
D. Fisher Charitable Remainder Trust  (7.27%)
P.O. Box 387
San Francisco, CA 94104

TREASURY TRUST - CLASS K:
MBV Law (14.75%)                                                   University Games (8.25%)
855 Front St.                                                      2030 Harrison Street
San Francisco, CA 94111                                            San Francisco, CA 94110

SSL Law Firm (6.29%)                                               Ceon Corporation (5.27%)
2755 Campus #245                                                   1600 Seaport Blvd, Suite 160
San Mateo, CA. 94403                                               Redwood City, CA. 94063

Hearing and Speech Center of N. CA (10.01%)
P.O. Box 387
San Francisco, CA 94104

SHORT-TERM GOVERNMENT FUND - CLASS K:
Tarlton Properties, Inc. (30.07%)                                  MBV Law (11.12%)
955 Alma Street                                                    855 Front St.
Palo Alto, CA. 94301-2405                                          San Francisco, CA 94111

Caltag Laboratories, Inc. (11.56%)                                 JAE Properties, Inc. (5.79%)
1849 Old Bayshore Blvd, #200                                       191 Military East, Suite A
Burlingame, CA 94010                                               Benicia, CA 94510


                                  Appendix E-1

GOVERNMENT FUND - CLASS K:
Tarlton Properties, Inc. (9.14%)                                   Armer/Norman & Associates (6.01%)
955 Alma Street                                                    4200 18th Street
Palo Alto, CA. 94301-2405                                          San Francisco, CA. 94114

Kelly & Rossi (5.%)
1065 Hillsdale Blvd. #225
Foster City, CA 94404

S&P 500 FUND:
SEI Trust (12.56%)                                                 Charles Schwab & Co. (10.10%)
One Freedom Valley Drive                                           101 Montgomery Street
Oaks, PA  19456                                                    San Francisco, CA  94104


                                  Appendix E-2

S&P 500 FUND - CLASS K:
Tarlton Properties, Inc. (10.31%)                                  Courtney Enterprises (5.74%)
955 Alma Street                                                    800 S. Broadway, Suite 300
Palo Alto, CA. 94301-2405                                          Walnut Creek, CA 94596

University Games (5.58%)                                           MBV Law (6.44%)
2030 Harrison Street                                               855 Front St.
San Francisco, CA 94110                                            San Francisco, CA 94111

MIDCAP FUND:
Charles Schwab & Co. (11.78%)                                      SEI Trust (11.59%)
101 Montgomery Street                                              One Freedom Valley Drive
San Francisco, CA  94104                                           Oaks, PA  19456
Standard Insurance Co. (10.58%)                                    National Financial Services Corp. (5.77%)
1100 SW Sixth Avenue                                               200 Liberty Street Lobby 5
Portland, OR 97204                                                 New York, NY 10281-5500

MIDCAP FUND - CLASS K:
Tarlton Properties, Inc. (14.14%)                                  MBV Law (5.39%)
955 Alma Street                                                    855 Front St.
Palo Alto, CA. 94301-2405                                          San Francisco, CA 94111

Nth Power (5.54%)                                                  Paramount Elevator Corporation (5.86%)
50 California St. Suite 840                                        249 Fallon St.
San Francisco, CA 94111                                            Oakland, CA 94607

Golden Gate Software (8.57%)                                       Case Central.com, Inc. (5.77%)
301 Howard Street #2100                                            760 Market Street, Suite 200
San Francisco, CA. 94105                                           San Francisco, CA. 94102

EQUITY INCOME FUND:
T. Abel IRA (8.82%)
J. F. Cornuelle Trust (6.09%)
P.O. Box 387
San Francisco, CA 94104

EQUITY INCOME FUND - CLASS K:
Courtney Enterprises (8.56%)                                       Golden Gate Software (7.30%)
800 S. Broadway, Suite 300                                         301 Howard Street #2100
Walnut Creek, CA 94596                                             San Francisco, CA. 94105


                                  Appendix E-3

Kelly & Rossi (5.97%)                                              Hearing and Speech Center of N. CA (5.25%)
1065 Hillsdale Blvd. #225                                          P.O. Box 387
Foster City, CA 94404                                              San Francisco, CA 94104

SMALLCAP FUND:
Charles Schwab & Co. (10.92%)                                      J. S. Newman  (10.24%)
101 Montgomery Street                                              P.O. Box 387
San Francisco, CA  94104                                           San Francisco, CA 94104

SMALLCAP FUND - CLASS K:
Tarlton Properties, Inc. (11.02%)                                  Paramount Elevator Corporation (5.65%)
955 Alma Street                                                    249 Fallon St.
Palo Alto, CA. 94301-2405                                          Oakland, CA 94607

Nth Power (6.65%)                                                  Case Central.com, Inc. (5.44%)
50 California St. Suite 840                                        760 Market Street, Suite 200
San Francisco, CA 94111                                            San Francisco, CA. 94102

Golden Gate Software (10.07%)
301 Howard Street #2100
San Francisco, CA. 94105

NASDAQ-100 FUND:
Charles Schwab & Co. (28.48%)                                      National Investor Services Corp. (5.06%)
101 Montgomery Street                                              55 Water Street, 32nd Floor
San Francisco, CA  94104                                           New York, NY 10041-0028
N. E. Grenzebach  (5.97%)
P.O. Box 387
San Francisco, CA 94104


                                  Appendix E-4

NASDAQ-100 FUND - CLASS K:
Ceon Corporation (9.90%)                                           Case Central.com, Inc. (8.67%)
1600 Seaport Blvd, Suite 160                                       760 Market Street, Suite 200
Redwood City, CA. 94063                                            San Francisco, CA. 94102

Bayrisk Insurance Brokers, Inc. (5.22%)                            Nth Power (6.37%)
920 Minturn St.                                                    50 California St. Suite 840
Alameda, CA 94501                                                  San Francisco, CA 94111

Golden Gate Software (10.27%)
301 Howard Street #2100
San Francisco, CA. 94105

EUROPEAN GROWTH & INCOME FUND:
Doughtronics, Inc.  (5.84%)                                        MG Trust Company FBO Wild Brain inc. 401k Plan (5.84%)
2730 - 9th Street                                                  P.O. Box 387
Berkeley, CA 94710                                                 San Francisco, CA 94104

EUROPEAN GROWTH & INCOME FUND  - CLASS K:
Golden Gate Software (8.35%)                                       Nth Power (5.44 %)
301 Howard Street #2100                                            50 California St. Suite 840
San Francisco, CA. 94105                                           San Francisco, CA 94111

University Games (5.53%)                                           Courtney Enterprises (5.19%)
2030 Harrison Street                                               800 S. Broadway, Suite 300
San Francisco, CA 94110                                            Walnut Creek, CA 94596

SHORT-TERM GOVERNMENT FUND:
W. Edwards Revocable Trust  (25.77%)
Callan Family Trust  (19.96%)
P.O. Box 387
San Francisco, CA 94104


                                  Appendix E-5

                                   APPENDIX F

                                  FORM OF PROXY

PROXY
[Shareholder Name]
[Title (if applicable)]
[Address]
[Fund Name]

CALIFORNIA INVESTMENT TRUST
CALIFORNIA INVESTMENT TRUST II

SPECIAL MEETING OF SHAREHOLDERS
May 12, 2006

SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF
CALIFORNIA INVESTMENT TRUST AND
CALIFORNIA INVESTMENT TRUST II

            The undersigned hereby appoints Rodney D. Yee and Michael O'Callaghan, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of California Investment Trust and California Investment Trust II (each, a "Trust") and each series thereof (each, a "Fund") to be held on May 12, 2006, at the offices of ALPS Mutual Fund Services, Inc., the Funds' transfer agent and fund accountant, at 1625 Broadway, Suite 2200, Denver, Colorado, 80202, and at any and all adjournments thereof (the "Meeting"), to cast on behalf of the undersigned, as designated below, all votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

            The votes entitled to be cast will be cast as instructed below. A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. You may vote only if you held shares in the Fund at the close of business on February 28, 2006. Please sign, date and return this proxy promptly. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

            Please indicate your vote by an "x" in the appropriate box below.

            1. To elect Trustees of the Trust. The nominees are: Stephen C. Rogers, Harry Holmes, John B. Sias, James W. Miller, Jr., Kevin T. Kogler and Stephen H. Sutro.


                                  Appendix F-1

            To withhold authority to vote for an individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

            For |_|       Withhold |_|       For All Except |_|

            2. Approval of new investment advisory agreements between the Fund and CCM Partners, the investment adviser to the Fund.

            For |_|       Withhold |_|       Abstain |_|

            3. Approval of Agreement and Plan of Reorganization that provides for the reorganization of each Trust from a Massachusetts business trust into a single Delaware statutory trust.

            For |_|       Withhold |_|       Abstain |_|

            4. Transact such other business as may properly come before the Meeting.


Dated: __________________, 2006
[Shareholder Name]


Dated: __________________, 2006
[Signature(s) (if held jointly)]

            Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.


                                  Appendix F-2